UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-1512

Oppenheimer Capital Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/28/2018

Item 1. Reports to Stockholders.

Semiannual Report **2/28/2018**

OppenheimerFunds®

The Right Way to Invest

Oppenheimer **Capital Income Fund**

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/28/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 3000 Index	Bloomberg Barclays U.S. Aggregate Bond Index	Reference Index
6-Month	1.85%	-4.01%	10.45%	-2.18%	2.16%
1-Year	3.61	-2.35	16.22	0.51	5.89
5-Year	4.80	3.56	14.37	1.71	6.20
10-Year	2.71	2.11	9.78	3.60	6.32

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) generated a total return of 1.85% for the six month period ending 2/28/18. On a relative basis, the Fund underperformed its Reference Index, a customized weighted index comprised of 65% Bloomberg Barclays U.S. Aggregate Bond Index (Bloomberg Barclays Index) and 35% Russell 3000 Index, which returned 2.16%.

Measured separately, the Bloomberg Barclays Index returned -2.18% and the Russell 3000 Index returned 10.45%. The High Grade Fixed Income strategy generated a negative absolute return during the period but outperformed the Bloomberg Barclays Index. The Equity & Equity Like strategy generated a positive absolute return but underperformed the Russell 3000 Index. The underperformance of the Fund was largely a result of weak performance in the Equity strategy, where security selection was a detractor. During the reporting period, growth equities substantially outperformed value equities, and the strong performance was driven by a narrow handful of stocks. Given these dynamics, it is not surprising that a core equity portfolio with a conservative tilt and a focus on income underperformed. The Opportunistic strategy generated a positive absolute return and outperformed the Bloomberg Barclays Index. The Fund continued to deliver on its value proposition of attractive total returns combined with low volatility (4.26% standard deviation vs. 10.73% for the S&P 500, a common measure of volatility in the U.S. equity market, during the reporting period), good downside risk mitigation, an attractive yield and high risk-adjusted returns.

The Fund’s Class A shares paid a total of $0.27 per share in the 12-month period ended 2/28/18. (The Fund’s Class A shares had a NAV of $10.18 per share on 2/28/18.) In addition, we believe that upside/downside capture ratios provide a good measure of the Fund’s downside protection. The upside capture ratio is the cumulative performance of a fund in all up months of positive return divided by the cumulative performance of an index in those months. The downside capture ratio is the cumulative performance of a fund in all down months of negative return divided by the cumulative performance of an index in those months. For the period from April 2009 to February 2018 (the time that Michelle Borré has been lead portfolio manager), the Fund’s upside capture has been 94% of the Morningstar 30-50% Equity Allocation Category peer group average and its downside capture has been 57%. For this same period, the Fund’s upside capture has been 99% of the Reference Index and its downside capture has been 88%. This level of asymmetry means that the Fund has delivered significantly more upside than downside during that period. In our view, these distributions, combined with our upside/downside capture ratios, are a testament to

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the Fund’s intelligent blending of multiple asset classes.

More broadly, the Fund seeks to deliver total return by providing a stream of income along with capital appreciation while attempting to mitigate downside risk. The Fund invests opportunistically in a broad range of securities across asset classes and capital structures. The portfolio is intended to be a conservative investment vehicle with income, upside potential, strong risk-adjusted returns, controlled drawdowns and low volatility. Our investment process combines top down and bottom up analysis both within and across asset classes. We are fundamentally driven and longer-term, value-oriented investors.

MARKET OVERVIEW

Risk assets around the world have rallied since Trump’s election victory in November 2016, pushing valuations close to all-time highs for a variety of asset classes. The S&P 500 has generated a total return of 21.87% from November 2016 to 2/28/18 while the FTSE 100 Index has climbed 17.10%, the Nikkei 225 Index has risen 19.85% and the MSCI Emerging Market Index has risen 25.91% over the same period. Against this backdrop, interest rates have climbed higher, with the yield on the 10-year Treasury note rising from 1.85% on election day to 2.86% by the end of the reporting period for an increase of 101 basis points (bps). Thus far in 2018, fixed income has come under pressure as rates have backed up, with the Bloomberg Barclays Index falling 2.09%

through 2/28/18. Bond proxies such as real estate investment trusts (REITs), telecoms, utilities and even master limited partnerships (MLPs) have come under pressure this year as well. In our view, Treasuries could become less helpful to investors during market selloffs, in part because they offer low yields, making the risk/reward tradeoff unattractive. This is especially true as the Federal Reserve (Fed) continues on its well-telegraphed path of raising rates while simultaneously shrinking its balance sheet.

We believe geopolitical risks abound both in the U.S. and around the world. The Trump administration has injected a level of policy uncertainty into the markets that investors have not seen in quite a while. At the same time, structural flaws in both Europe and Japan remain unresolved. China and other emerging markets will likely eventually face slower long-term growth because the current growth is overly reliant, in our view, on excessive credit growth. Moreover, we believe that in a number of countries there has been a meaningful change in the relationship between elected representatives and voters, or stated differently, between those who make policies and those who actually pay for those policies. This change was typified by Brexit where voters in the UK surprised the capital markets by electing to leave the European Union (EU). In other countries, voter dissatisfaction with ruling parties is also apparent. For example, although German Chancellor Angela Merkel won a fourth term in September, a far right party won seats in parliament for the first time in six decades,

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due in part to voter anger over Germany’s acceptance of approximately one million refugees from the Middle East and Africa. In addition, it took six months for Chancellor Merkel to form a coalition government, which has clouded the outlook for her Christian Democratic Union party. Elsewhere in Europe, Austria came close to electing a far right candidate in its presidential election in 2016, and in October 2017, the anti-immigrant and Euro-skeptic People’s Party won a surprising victory in Parliamentary elections. Voters in Italy rejected a constitutional referendum in 2016, causing Prime Minister Matteo Renzi to resign. In March 2018, shortly after the period ended, Italian voters shunned center left parties and instead voted for populist and center right candidates, resulting in a hung parliament. It is possible that the Euro-skeptic/populist Five Star party and the anti-immigrant League party could form a ruling coalition. Although France elected the more centrist candidate Emmanuel Macron as President, he does not represent a mainstream political party. Joining the EU opened the door to new problems like immigration and the need to bail out peripheral nations. However, the EU does not seem capable of solving these issues, which has caused significant internal tension. The chasm between politicians who decide social and fiscal policies and the voters who actually pay for those policies is growing. We believe the EU in its current form is unsustainable, although we do not know what specific catalysts might cause changes in its structure or when those changes might occur.

Meanwhile, voter dissatisfaction was on full display in the U.S. as Donald Trump won the presidential election with a campaign to effect radical change in Washington and the Republicans swept Congress for the first time in 15 years. Each of these elections had the potential to create significant geopolitical change that could increase volatility in the capital markets. Under these circumstances, we believe investors could benefit from a broader toolkit than was needed during the risk-on, quantitative easing (QE)-supported market of the past several years and a different toolkit than has been effective in the past because of the unfavorable risk/reward in conservative fixed income. Part of this broader toolkit could include the Fund’s ability to take positions with short exposure which can actually profit from market declines. The Fund’s multi-strategy and multi-asset class approach offers the flexibility to navigate what we see as a dynamic, unpredictable and still challenging environment.

FUND REVIEW

Equity strategy. The Fund’s Equity & Equity-Like strategy may include common stocks, equity derivatives and hybrid securities with equity sensitivity. This strategy generated a positive total return but underperformed the Russell 3000 Index during the reporting period. The strongest contributors to performance were our call option on the S&P 500 and our positions in Cisco Systems and M&T Bank, while the biggest detractors included General Electric, Allergan and Dish Network.

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Our option position that benefits from a rising S&P 500 Index contributed to performance during the reporting period. The S&P 500 climbed 10.84% during the period, which benefitted our call options.

Our holdings in Cisco Systems (CSCO), a manufacturer of networking hardware and telecommunications equipment, also contributed to performance. The company’s shares have benefitted from a variety of factors. First, Cisco has been showing tangible evidence of its ability to transition to a higher mix of recurring revenue. Second, the company has been a major beneficiary of capital repatriation enabled by recently enacted tax reforms. Management has made clear that it will use these funds to improve its shareholder capital allocation program. Finally, Cisco has benefitted from overall improvement in the enterprise spending environment.

Our position in M&T Bank (MTB), a regional bank with more than 800 branches primarily located in the Northeast, also contributed to performance on the back of higher earnings resulting from rising short term rates. Interest rates on MTB’s loans have been rising faster than its deposit costs, which has helped expand the bank’s net interest margin. We believe the company should also benefit from recently enacted tax reforms, as a lower corporate rate should meaningfully increase the firm’s earnings.

In contrast, our holdings in General Electric (GE), an industrial conglomerate focused on aviation, power, energy, and healthcare, underperformed in part due to investors’ concerns about the magnitude of revisions to the earnings outlook for 2018. The concerns stem from a weaker global gas power generation outlook, a longer recovery period for the Oil & Gas business and a slowing wide-body aerospace cycle. The market has also penalized GE’s lower free cash flow conversion rate of 65% versus its historical rate of 80%. The announced 50% dividend cut in mid-November was also a negative that hurt the stock, but gives the company needed flexibility to fund future capital projects. The January announcement of a reinsurance charge and required cash contribution for GE Capital compounded the problem. However, new CEO John Flannery is expected to focus aggressively on cost reduction, leverage the company’s leadership position in additive manufacturing and digital industrial software, and set more realistic earnings expectations that should position the company to beat and raise earnings going forward. We believe these actions should translate into improved free cash flow generation.

Our position in Allergan PLC (AGN), a pharmaceutical company, underperformed during the period. The stock suffered after a Federal judge invalidated Allergan’s patent protection for Restasis, the company’s leading prescription eye drop to treat chronic dry eye symptoms.

Our position in Dish Network (DISH), a satellite television provider, also detracted from performance. The shares have been

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under pressure in part because it has taken longer than anticipated for the company to monetize its wireless spectrum holdings. We remain encouraged that those spectrum assets are very valuable and expect this to become clear over time as continued demand for LTE and 5G services places additional capacity pressure on service providers.

Opportunistic strategy. In this strategy we seek asymmetric risk/reward opportunities and investments where the return profile has a low correlation to traditional investment strategies. We also seek investments which can help to achieve our broader fund objectives. At the end of the reporting period, this strategy included investments in senior loans through Oppenheimer Master Loan Fund, LLC, asset-backed securities (ABS), corporate bonds, sovereign debt, preferred stock and positions in currencies, interest rates, commodities and certain derivatives. This strategy produced a positive absolute return and also contributed positively on a relative basis by outperforming the Bloomberg Barclays Index. Among the top performers in this strategy were our positions in senior bank loans, a Citigroup preferred security and an option on higher U.S. rates. The biggest detractors were our currency positions that were long the U.S. dollar and short the Chinese renminbi and Thai baht.

Our holdings in Oppenheimer Master Loan Fund, LLC contributed to performance during the period. Credit spreads tightened as the economy continued to perform adequately while still easy financial conditions supported asset prices. Floating rate loans also benefitted from the upward trend in LIBOR rates in the period.

Our position in Citigroup Capital XIII, a trust preferred security, also contributed to performance. This security pays a floating rate of 3-month LIBOR plus 637 basis points (bps). At present, 3-month LIBOR is 211 bps. Since this is a floating rate security, it contributed to performance during a period of rising yields on longer-dated Treasuries. This security’s performance also benefitted from a tightening in credit spreads.

Our option position that benefits from higher U.S. interest rates also contributed to performance. Rates rose in the period on the back of recently enacted tax reforms which are supportive of faster economic growth and higher inflation in the near term. Economic data have also been supportive of higher rates, including an acceleration of wage growth and stronger Gross Domestic Product (GDP) and employment numbers.

In contrast, our short positions in the Chinese renminbi and Thai baht detracted from performance in the period. We are short several different currencies relative to the U.S. dollar, including the renminbi and baht. (We have expressed the short renminbi position through currency forward contracts as well as options.) In the U.S., higher fiscal deficits due to tax reforms and higher fiscal spending have created additional funding requirements. These funding requirements have historically been met though external borrowing which

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increases demand for foreign currencies and tends to lower the value of the U.S. dollar. This dynamic hurt our long dollar / short renminbi positions. In addition, credit growth continued to drive solid economic growth in China. This economic growth combined with stricter capital controls has decreased demand for foreign currencies, which has supported the renminbi and hurt our short position.

Furthermore, Thailand’s economy is tied to the Chinese economy in that Thailand is both an exporter to, and a competitor with, China. Improvements in the Chinese economy have benefitted Thailand and supported the baht. Solid economic growth in China has driven higher demand for Thai-manufactured goods that are consumed in China. Renminbi appreciation makes Thai exports more attractive relative to Chinese exports. This combination of factors has helped support the value of the baht, hurting our short position. We closed our Thai baht position during the reporting period.

High Grade Fixed Income strategy. The High Grade Fixed Income strategy generated a negative total return but outperformed the Bloomberg Barclays Index and contributed to performance on a relative basis. During the reporting period, markets continued their general risk-on mode until the last week in January, with equities climbing and credit spreads tightening in most sectors. U.S. Treasury yields climbed from their summer lows to end 2017 at 2.41%, and then climbed another 45 bps in 2018 to end the reporting period at 2.86%. This contributed to the -2.09% total return for the Bloomberg Barclays Index YTD through 2/28/18. The dollar was generally weaker during the period against a basket of currencies for the largest trading partners of the U.S.

The High Grade Investment Team believes that macroeconomic fundamentals should continue to remain solid, with continued gains in wages and employment. Inflation may creep higher and potential fiscal stimulus could boost consumption in the future. The High Grade Team has been encouraged that the market has taken balance sheet normalization in stride.

The High Grade Team reduced its duration marginally in early 2018, although near term inflation risks appear to be priced into yields and the rise in risk premium is consistent with a relatively sanguine economic outlook. The High Grade Team continues to maintain its overweight to agency mortgage-backed securities (MBS) relative to the benchmark. The Team also believes the sector’s high quality and spread above Treasuries make it an attractive area to add incremental yield potential to the portfolio.

Demand for credit-related securities continues to be very strong. While corporate fundamentals appear stable, the High Grade Team believes we are in the fourth quarter of the credit cycle and that credit spreads do appear tight. As a result, the Team remains cautiously engaged in investment grade corporate credit, and also has a modest exposure to typically high Sharpe

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ratio BB-rated corporates. Within structured products, the High Grade Team continues to avoid student loans and more esoteric ABS. They continue to favor auto and to some extent credit card ABS given their attractive fundamentals, carry and solid structures. The High Grade Team continues to have a small overweight to commercial MBS and remains up-in-structure as the issues within the retail sector give it pause.

STRATEGY & OUTLOOK

After a nearly two-year hiatus, volatility and drawdowns have returned. In our view, the sudden spike in volatility and 10% drop in the S&P 500 in January were overdue. The actual outlier was 2017 with its 50-year lows in equity volatility, 30-year lows in Treasury volatility, and a maximum drawdown of 2.8% on the S&P 500—well below the annual average of more than 10%. In particular, by the end of 2017, it had been 381 days since the last 5% draw down on the S&P 500, far longer than the 92-day average of the last nine decades. The market was due for a spike in volatility and a meaningful drawdown, both of which occurred in late January as the CBOE Volatility Index jumped 202% and the S&P 500 fell 10.1%. Prolonged periods of low volatility breed complacency and a lack of mindfulness about downside risk. We believe many investors are starting to pay attention again.

In the wake of the financial crisis, investors enjoyed a decade when asset prices were supported by extraordinarily accommodative monetary policy from central banks around the world. The market has grown comfortable with that environment. However, the case for continuing such highly accommodative policies has been eroding for some time. When the January payroll report showed accelerating wages and the Atlanta Fed’s GDPNow model forecast 5.4% economic growth for the first quarter, interest rates moved sharply higher and sparked an equity selloff. The volatility in both stocks and bonds reflected the market’s discomfort with the regime shift from one where asset prices were supported by central banks globally to one with higher economic growth but less central bank support.

The combination of tax cuts, fiscal stimulus and a tight labor market could lead to higher inflation and higher rates than many investors expect. The Trump administration is pursuing a triple play of tax cuts, higher federal spending and a major proposed infrastructure plan. Significantly, these efforts are taking place just as the economy is accelerating and during a tight labor market. The fact that the administration is pursuing these policies in the absence of a recession makes them unusual. The fact that it is pursuing them all at the same time and so late in the economic cycle makes them highly unusual. We believe such aggressive fiscal stimulus will refocus a spotlight on the ballooning national debt and annual budget deficit. More significantly, however, we believe this stimulus increases the dual risks of higher inflation and tighter monetary policy.

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The recently enacted tax cuts reduce both corporate and personal tax rates. Many large employers that benefit from the rate cuts are reinvesting at least part of the proceeds into hourly wages, bonuses and other employee benefits, which should help support consumer spending. Nominal GDP in the U.S. was 5% quarter over quarter on a seasonally adjusted annual rate in the fourth quarter. Consensus estimates call for accelerating real GDP growth in the next two years. In our view, it is difficult to envision that interest rates will stay this low with economic growth running so high. Moreover, these cuts could boost earnings for certain companies by 10% or more, and could incentivize firms to repatriate capital held offshore and put it to work in the U.S. or pay it out to shareholders through buybacks or dividends. The Fund already had a home bias before the election which we continued in the aftermath of Trump’s victory and the subsequent tax cuts.

The administration’s spending stimulus comes in two forms—a higher annual budget and a major new infrastructure proposal. Regarding the former, President Trump signed a bipartisan $1.3 trillion spending bill after the period ended on 3/23/18, which will fund the government until October. The bill is the first installment of a budget agreement reached in February that will boost federal spending by $300 billion over two years, and sidesteps the spending curbs passed in 2011. The current bill boosts defense spending by $80 billion and domestic spending by $63 billion this year. Regarding the latter, the administration has also proposed a new infrastructure program that would rank as the third largest in the last 50 years. At a projected 1.5% of GDP, this proposal is large enough that it could more than offset the near term effects of the Fed’s tightening of monetary policy.

Significantly, the tax cuts and spending stimulus are taking place nine years into a bull market (i.e., late in the economic cycle) and during a tight labor market. In this regard, the U.S. labor market has finally healed from the financial crisis a decade ago. At period end, the unemployment rate is 4.1%, below both the prior cycle average of 5.2% and the prior cycle low of 4.4% (reached in March 2007). The Fed currently expects the unemployment rate to keep falling to 3.8% in 2018 and reach 3.6% in 2020. This tightness in the labor market amplifies the risk that tax cuts and fiscal stimulus could feed more directly into inflation as opposed to real GDP growth. In light of these factors, we believe that the era of persistently low growth, low volatility, low inflation and low interest rates may finally be coming to an end.

The trade winds are shifting but by how much remains to be seen. In the wake of Trump’s election victory, we wrote in our quarterly commentary for the fourth quarter of 2016 that “we are closely analyzing areas of public policy where Trump does not need the approval of Congress to effect meaningful change. One of these areas is international trade. Trump has named private equity investor Wilbur Ross as his choice for Secretary of Commerce and Professor Peter Navarro as his choice

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to head the National Trade Council. Both Trump and Ross in the past have expressed antipathy toward what they consider to be bad trade deals (e.g., NAFTA, Trans-Pacific Partnership, etc.), and Navarro has written several books that were critical of Chinese trade policy. While no one knows precisely what the new administration’s trade policies will be, we do know that trade barriers tend to make goods and services more expensive, and on a longer-term basis, they tend to slow economic growth, although the impact may not be apparent for some time.” Recent events make clear that our concerns about trade barriers were well founded. The Trump administration has announced trade tariffs on a variety of intermediate and finished goods coming into the country (e.g., washing machines, solar panels, steel and aluminum), and is threatening more. In fact, sharp disagreements over these trade policies caused Gary Cohn to resign from his position as Director of the National Economic Council. Against this backdrop, the U.S. is currently renegotiating the terms of NAFTA with Canada and Mexico while the U.K. is negotiating the terms of its withdrawal from the EU. Regarding the tariffs, the most pertinent questions in our view are whether this is some form of posturing or the start of more serious trade disputes, and how our trading partners will respond. At this point, these are unknowns. We do know that tariffs and trade wars tend to depress economic growth.

There is a changing of the guard at the Federal Reserve. Jerome Powell became the new Chairman of the Federal Reserve when Janet Yellen’s term expired in February. That still leaves three open seats at the Fed, and there will be four open seats when William Dudley resigns as President of the New York Fed later this year. In November, Trump nominated Professor Marvin Goodfriend to the position of Fed Governor. The confirmation hearing took place earlier this year but the Senate has yet to vote on the nominee. If a newly reconstituted Federal Reserve is more hawkish than investors currently expect, then the Trump administration could ultimately shift the tide away from the current “easy money forever” policies of central banks around the world. The Fed has raised the Fed Funds rates by 25 bps six times since December 2015, including after the period ended on March 21, and indicated that it plans two additional hikes in 2018, three in 2019 and two in 2020. It also started to normalize its $4.5 trillion balance sheet in October, which is effectively additional monetary policy tightening. At the Fed’s stated pace, that balance sheet should shrink below $4.0 trillion by the end of 2018.

Significantly, the Fed is not alone—other G-4 central banks are moving in the same direction. In particular, the Bank of England hiked rates in November for the first time in a decade, the European Central Bank is currently tapering its QE program (which is expected to end later this year), and the Bank of Japan has signaled that it could let the yield on 10-year Japanese government bonds start to rise next year. All of this is a notable regime shift after years of coordinated

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monetary policy easing on a global basis. We could possibly see the first reduction of QE on a global basis in 2018 as other central banks follow the U.S. in reducing stimulus. This change could be significant because central bank buying of assets globally has impacted interest rates around the world. We have constructed the portfolio with an eye toward delivering low volatility, effective diversification, strong downside risk mitigation and high risk-adjusted returns in a variety of market conditions.

U.S. stocks and bonds are expensive. Valuations for stocks and bonds in the U.S. are in their highest deciles going back 100 years. The fact that both asset classes are so expensive at the same time is unusual. Regarding equities, there is an earnings boost coming from tax reforms but in the long term, buying stocks at high valuations means lower expected future returns for investors. At the same time, U.S. fixed income is expensive relative to historical valuations. Moreover, the Trump administration’s fiscal and economic policies have caused a meaningful change in the outlook for fixed income. Treasury rates had been range bound for some time, with yields oscillating between 1.25% to 3.0%. In the longer run, however, we did not believe rates this low were sustainable. Trump’s election victory sent rates higher as the 10-year yield jumped from 1.85% on election day to 2.86% by 2/28/18. We have become more bearish on fixed income after the election. In our view, a strong focus on valuations is critical at this point in the economic, equity and credit cycles.

Seeking attractive investment opportunities later in the cycle. We believe the U.S. economy still has attractive growth potential in certain areas, and are waiting to see what additional pro-growth policies the Trump administration can actually implement. We recognize that there are pockets of innovation and disruption in different industries including consumer packaged goods, pharmaceuticals, consumer discretionary, real estate and technology. Nonetheless, we are mindful that U.S. equity valuations are pushing up against the edge of bubble territory after several years when S&P 500 Index performance ran well ahead of earnings growth, leading to significant multiple expansion. (Since the S&P 500 bottomed in March 2009, it has climbed by more than 275% through 2/28/18 while S&P earnings have grown by less than one third of that figure.) In fact, the only time in the last four decades when the S&P 500 Index has traded at a higher price-earnings multiple on next 12 months’ consensus earnings was during the Tech Bubble in 1997-2000.

Accordingly, we continue to pick our spots, selecting securities that we believe offer attractive risk-adjusted returns. We remain focused, as always, on controlling volatility and mitigating downside risk. We expect to be in a cross-current heavy world for a while. We believe that the ability to generate attractive returns efficiently and without taking on

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undue risk, controlling volatility and limiting drawdowns will be of greater value to investors in this kind of environment, and that is where our investment team’s efforts are focused.

Michelle Borré, CFA Portfolio Manager

Krishna Memani Portfolio Manager

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Portfolio Positioning

PORTFOLIO POSITIONING

	Long	Short	Net

High-Grade Fixed Income Strategy	44.0%	-13.6%	30.4%
Equity Strategy	36.6	0.0	36.6
Opportunistic Strategy	31.8	-15.2	16.6
HIGH-GRADE FIXED INCOME STRATEGY
	Long	Short	Net

Corporate Bonds	18.5%	0.0%	18.5%
Mortgage Related Securities	17.8	0.0	17.8
Asset Backed Securities	5.1	0.0	5.1
Duration Hedges	2.6	-13.6	-11.0
Credit Default Swaps	0.0	0.0	0.0
TOP TEN EQUITY HOLDINGS
	Long	Short	Net

M&T Bank Corp.	1.5%	–%	1.5%
Cisco Systems, Inc.	1.4	–	1.4
Chubb Ltd.	1.3	–	1.3
Lockheed Martin Corp.	1.2	–	1.2
Alphabet, Inc., Cl. A	1.2	–	1.2
Apple, Inc.	1.1	–	1.1
Northrop Grumman Corp.	1.0	–	1.0
UnitedHealth Group, Inc.	1.0	–	1.0
Altria Group, Inc.	1.0	–	1.0
Blackstone Mortgage Trust, Inc., Cl. A	0.9	–	0.9

Portfolio holdings and allocations are dollar-weighted based on total net assets and are subject to change. Percentages are as of February 28, 2018. Holdings exclude cash and cash equivalents. As of February 28, 2018, the Fund held approximately 7.3% in cash and cash equivalents. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund. Asset tables may not display cash weightings. Net total exposure may not equal the sum of long and short exposure due to rounding. For more current Fund holdings, please visit oppenheimerfunds.com.

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OPPORTUNISTIC STRATEGY
	Long	Short	Net

Senior Loans	12.1%	0.0%	12.1%
Corporate Bonds & Hybrids	7.4	0.0	7.4
Asset Backed Securities	5.0	0.0	5.0
Commodities	1.0	0.0	1.0
Sovereign	1.9	-5.1	-3.2
Interest Rates	0.0	-2.2	-2.2
Relative Value	2.6	-3.4	-0.8
Currencies	1.8	-4.5	-2.7

Portfolio holdings and allocations are dollar-weighted based on total net assets and are subject to change. Percentages are as of February 28, 2018. Holdings exclude cash and cash equivalents. As of February 28, 2018, the Fund held approximately 7.3% in cash and cash equivalents. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund. Asset tables may not display cash weightings. Net total exposure may not equal the sum of long and short exposure due to rounding. For more current Fund holdings, please visit oppenheimerfunds.com.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS 2/28/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPPEX)	12/1/70	1.85%	3.61%	4.80%	2.71%
Class B (OPEBX)	8/17/93	1.36	2.82	3.94	2.14
Class C (OPECX)	11/1/95	1.41	2.84	3.99	1.88
Class I (OCIIX)	12/27/13	1.97	4.05	4.63*	N/A
Class R (OCINX)	3/1/01	1.67	3.34	4.51	2.39
Class Y (OCIYX)	1/28/11	1.87	3.87	5.04	5.95*
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/28/18
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPPEX)	12/1/70	-4.01%	-2.35%	3.56%	2.11%
Class B (OPEBX)	8/17/93	-3.64	-2.18	3.59	2.14
Class C (OPECX)	11/1/95	0.41	1.84	3.99	1.88
Class I (OCIIX)	12/27/13	1.97	4.05	4.63*	N/A
Class R (OCINX)	3/1/01	1.67	3.34	4.51	2.39
Class Y (OCIYX)	1/28/11	1.87	3.87	5.04	5.95*

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell 3000 Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Fund’s Reference Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Fund’s Reference Index is a customized weighted index currently comprised of 35% Russell 3000 Index and 65% Bloomberg Barclays U.S. Aggregate Bond Index. The indices are unmanaged and cannot be purchased directly

16 OPPENHEIMER CAPITAL INCOME FUND

by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Morningstar 30-50% Equity Allocation Category Average is the average return of the mutual funds within the investment category as defined by Morningstar. Returns include the reinvestment of distributions but do not consider sales charges. The Morningstar 30-50% Equity Category Average performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on February 28, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

17 OPPENHEIMER CAPITAL INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 28, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended February 28, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18 OPPENHEIMER CAPITAL INCOME FUND

Actual	Beginning Account Value September 1, 2017	Ending Account Value February 28, 2018	Expenses Paid During 6 Months Ended February 28, 2018
Class A	$ 1,000.00	$ 1,018.50	$ 4.87
Class B	1,000.00	1,013.60	8.98
Class C	1,000.00	1,014.10	8.73
Class I	1,000.00	1,019.70	2.86
Class R	1,000.00	1,016.70	6.17
Class Y	1,000.00	1,018.70	3.71

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.98	4.87
Class B	1,000.00	1,015.92	8.99
Class C	1,000.00	1,016.17	8.74
Class I	1,000.00	1,021.97	2.86
Class R	1,000.00	1,018.70	6.18
Class Y	1,000.00	1,021.12	3.72

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 28, 2018 are as follows:

Class	Expense Ratios
Class A	0.97%
Class B	1.79
Class C	1.74
Class I	0.57
Class R	1.23
Class Y	0.74

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

19 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS February 28, 2018 Unaudited

	Shares	Value
Common Stocks—35.7%
Consumer Discretionary—0.8%
Media—0.8%
DISH Network Corp., Cl. A1	273,794	$11,414,472
Live Nation Entertainment, Inc.[1]	201,830	9,041,984
		20,456,456

Consumer Staples—2.2%
Beverages—0.5%
Coca-Cola Co. (The)	310,150	13,404,683

Tobacco—1.7%
Altria Group, Inc.	411,945	25,931,938
Philip Morris International, Inc.	198,200	20,523,610
		46,455,548

Energy—3.2%
Energy Equipment & Services—0.4%
Halliburton Co.	96,096	4,460,777
Schlumberger Ltd.	101,516	6,663,510
		11,124,287

Oil, Gas & Consumable Fuels—2.8%
Canadian Natural Resources Ltd.	150,888	4,674,094
Chevron Corp.	102,808	11,506,271
ConocoPhillips	189,222	10,276,647
EOG Resources, Inc.	66,850	6,779,927
Newfield Exploration Co.[1]	163,786	3,821,127
Noble Energy, Inc.	181,832	5,424,048
Occidental Petroleum Corp.	136,133	8,930,325
TOTAL SA, Sponsored ADR	297,640	16,873,212
Valero Energy Corp.	84,318	7,624,034
		75,909,685

Financials—6.5%
Capital Markets—1.1%
Goldman Sachs Group, Inc. (The)	44,990	11,829,221
Raymond James Financial, Inc.	57,990	5,376,253
State Street Corp.	111,850	11,872,877
		29,078,351

Commercial Banks—1.8%
M&T Bank Corp.	216,220	41,047,205
PNC Financial Services Group, Inc. (The)	48,960	7,719,033
		48,766,238

Insurance—2.0%
Allstate Corp. (The)	208,840	19,267,579

20 OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Insurance (Continued)
Chubb Ltd.	249,550	$35,416,136
		54,683,715
Real Estate Investment Trusts (REITs)—1.6%
American Assets Trust, Inc.	105,080	3,333,138
Blackstone Mortgage Trust, Inc., Cl. A	767,810	23,840,500
Starwood Property Trust, Inc.	762,540	15,441,435
		42,615,073
Health Care—5.5%
Biotechnology—0.4%
Shire plc, ADR	80,170	10,261,760
Health Care Equipment & Supplies—0.6%
Abbott Laboratories	110,460	6,664,052
Medtronic plc	112,960	9,024,374
		15,688,426
Health Care Providers & Services—2.3%
Cigna Corp.	111,300	21,802,557
HCA Healthcare, Inc.	72,729	7,218,353
Premier, Inc., Cl. A1	259,160	8,591,154
UnitedHealth Group, Inc.	116,424	26,330,452
		63,942,516
Pharmaceuticals—2.2%
Allergan plc	38,980	6,011,496
Bristol-Myers Squibb Co.	97,900	6,480,980
Merck & Co., Inc.	207,200	11,234,384
Mylan NV1	254,390	10,257,005
Novartis AG, Sponsored ADR	162,910	13,578,548
Roche Holding AG	49,296	11,430,197
		58,992,610
Industrials—6.4%
Aerospace & Defense—3.6%
L3 Technologies, Inc.	98,160	20,373,108
Lockheed Martin Corp.	92,360	32,551,358
Northrop Grumman Corp.	76,840	26,897,074
Raytheon Co.	79,650	17,324,671
		97,146,211
Air Freight & Couriers—0.2%
FedEx Corp.	20,980	5,169,682
Commercial Services & Supplies—1.2%
Johnson Controls International plc	261,471	9,640,436

21 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Commercial Services & Supplies (Continued)
Republic Services, Inc., Cl. A	329,550	$22,139,169
		31,779,605
Construction & Engineering—0.3%
Granite Construction, Inc.	116,440	6,765,164
Industrial Conglomerates—1.1%
General Electric Co.	748,660	10,563,593
Honeywell International, Inc.	125,973	19,035,780
		29,599,373
Information Technology—5.3%
Communications Equipment—1.8%
Cisco Systems, Inc.	807,142	36,143,819
CommScope Holding Co., Inc.[1]	288,120	11,153,125
		47,296,944
Internet Software & Services—1.2%
Alphabet, Inc., Cl. A1	29,310	32,355,895
Semiconductors & Semiconductor Equipment—1.2%
QUALCOMM, Inc.	196,010	12,740,650
Xilinx, Inc.	290,522	20,699,693
		33,440,343
Technology Hardware, Storage & Peripherals—1.1%
Apple, Inc.	159,845	28,471,591
Materials—2.0%
Chemicals—0.6%
Celanese Corp., Cl. A	157,093	15,844,400
Containers & Packaging—1.0%
Packaging Corp. of America	99,160	11,819,872
Sonoco Products Co.	330,830	15,869,915
		27,689,787
Metals & Mining—0.4%
Steel Dynamics, Inc.	195,410	9,037,713
Telecommunication Services—2.3%
Diversified Telecommunication Services—2.3%
AT&T, Inc.	628,350	22,809,105
BCE, Inc.	481,180	20,993,883
Verizon Communications, Inc.	386,550	18,453,897
		62,256,885

22 OPPENHEIMER CAPITAL INCOME FUND

	Shares	Value
Utilities—1.5%
Electric Utilities—1.0%
Edison International	104,530	$6,333,473
NextEra Energy, Inc.	100,998	15,366,846
PG&E Corp.	105,280	4,325,955
		26,026,274
Multi-Utilities—0.5%
CMS Energy Corp.	357,070	15,157,621
Total Common Stocks (Cost $977,077,702)		959,416,836
Preferred Stocks—1.4%
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][2]	1,133,000	30,851,590
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	1,833	1,851,385
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	4,500	4,545,000
Total Preferred Stocks (Cost $36,592,296)		37,247,975

	Principal Amount
Asset-Backed Securities—8.6%
American Credit Acceptance Receivables Trust:
Series 2014-4, Cl. D, 5.24%, 2/10/22[3]	$410,000	410,404
Series 2015-3, Cl. B, 3.56%, 10/12/21[3]	374,091	374,714
Series 2015-3, Cl. C, 4.84%, 10/12/21[3]	2,695,000	2,732,672
Series 2015-3, Cl. D, 5.86%, 7/12/22[3]	955,000	969,409
Series 2016-4, Cl. B, 2.11%, 2/12/21[3]	1,365,000	1,362,883
Series 2017-3, Cl. B, 2.25%, 1/11/21[3]	425,000	422,798
Series 2017-4, Cl. B, 2.61%, 5/10/21[3]	477,000	475,510
Series 2017-4, Cl. C, 2.94%, 1/10/24[3]	1,351,000	1,346,853
Series 2017-4, Cl. D, 3.57%, 1/10/24[3]	1,952,000	1,943,931
AmeriCredit Automobile Receivables Trust:
Series 2013-4, Cl. D, 3.31%, 10/8/19	302,815	303,005
Series 2015-2, Cl. D, 3.00%, 6/8/21	1,555,000	1,562,380
Series 2017-2, Cl. D, 3.42%, 4/18/23	2,065,000	2,075,996
Series 2017-4, Cl. D, 3.08%, 12/18/23	940,000	928,254
Bear Stearns Structured Products Trust:
Series 2007-EMX1, Cl. A2, 2.921% [US0001M+130], 3/25/37[2,3]	5,900,000	5,966,800
Series 2007-EMX1, Cl. M1, 3.621% [US0001M+200], 3/25/37[2,3]	8,000,000	8,023,787
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 2.238% [LIBOR01M+65], 8/16/21[2,3]	785,000	786,815
Series 2016-1, Cl. A1, 1.78%, 6/15/22	2,095,000	2,074,996
Series 2016-1, Cl. A2, 2.438% [LIBOR01M+85], 6/15/22[2]	4,190,000	4,227,437
Capital Auto Receivables Asset Trust:
Series 2014-1, Cl. D, 3.39%, 7/22/19	396,329	396,785
Series 2017-1, Cl. D, 3.15%, 2/20/25[3]	275,000	270,353
Capital One Multi-Asset Execution Trust:
Series 2016-A1, Cl. A1, 2.038% [LIBOR01M+45], 2/15/22[2]	2,690,000	2,699,937
Series 2016-A3, Cl. A3, 1.34%, 4/15/22	2,320,000	2,286,206
CarFinance Capital Auto Trust:
Series 2014-1A, Cl. D, 4.90%, 4/15/20[3]	1,035,000	1,044,914
Series 2015-1A, Cl. A, 1.75%, 6/15/21[3]	152,137	151,871

23 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	$655,000	$654,964
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,975,000	1,979,084
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,300,000	1,299,195
Series 2016-3, Cl. D, 2.94%, 1/17/23	760,000	752,131
Series 2016-4, Cl. D, 2.91%, 4/17/23	1,710,000	1,688,365
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,565,000	1,563,378
Series 2017-4, Cl. D, 3.30%, 5/15/24	705,000	697,914
Series 2018-1, Cl. D, 3.37%, 7/15/24	515,000	509,985
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[3]	1,580,000	1,551,977
Series 2018-1, Cl. B, 3.09%, 6/16/25[3]	620,000	617,346
Series 2018-1, Cl. C, 3.42%, 6/16/25[3]	175,000	174,250
Chase Issuance Trust, Series 2014-A5, Cl. A5, 1.958% [LIBOR01M+37], 4/15/21[2]	1,690,000	1,695,584
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[3]	778,264	774,774
Citibank Credit Card Issuance Trust, Series 2014-A6, Cl. A6, 2.15%, 7/15/21	3,545,000	3,530,211
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	475,000	465,206
CPS Auto Receivables Trust:
Series 2013-C, Cl. D, 6.59%, 8/15/19[3]	685,000	691,209
Series 2017-C, Cl. A, 1.78%, 9/15/20[3]	414,501	413,389
Series 2017-C, Cl. B, 2.30%, 7/15/21[3]	685,000	679,687
Series 2017-D, Cl. B, 2.43%, 1/18/22[3]	1,180,000	1,168,651
Series 2018-A, Cl. B, 2.77%, 4/18/22[3]	975,000	969,906
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[3]	210,000	209,438
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[4]	1,415,000	1,386,068
Series 2018-1A, Cl. B, 3.60%, 4/15/27[3]	920,000	916,564
Series 2018-1A, Cl. C, 3.77%, 6/15/27[3]	1,305,000	1,299,568
CWABS Asset-Backed Certificates Trust, Series 2005-14, Cl. 1A1, 1.851% [US0001M+23], 4/25/36[2]	223,124	223,652
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[3]	470,000	463,132
Discover Card Execution Note Trust:
Series 2012-A6, Cl. A6, 1.67%, 1/18/22	2,105,000	2,082,334
Series 2016-A1, Cl. A1, 1.64%, 7/15/21	3,855,000	3,833,774
Series 2016-A4, Cl. A4, 1.39%, 3/15/22	4,235,000	4,157,613
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[3]	115,000	116,324
Series 2015-CA, Cl. D, 4.20%, 9/15/21[3]	445,000	451,777
Series 2016-CA, Cl. C, 3.02%, 11/15/21[3]	980,000	985,572
Series 2016-CA, Cl. D, 4.18%, 3/15/24[3]	1,070,000	1,089,617
Series 2017-1, Cl. B, 2.36%, 3/15/21	1,065,000	1,063,661
Series 2017-2, Cl. B, 2.25%, 6/15/21	685,000	683,697
Series 2017-2, Cl. C, 2.75%, 9/15/23	750,000	746,303
Series 2017-3, Cl. C, 2.80%, 7/15/22	785,000	783,247
Series 2017-AA, Cl. C, 2.98%, 1/18/22[3]	1,210,000	1,213,973
Series 2017-AA, Cl. D, 4.16%, 5/15/24[3]	1,410,000	1,441,684
Series 2017-BA, Cl. D, 3.72%, 10/17/22[3]	1,525,000	1,544,769

24 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
Drive Auto Receivables Trust: (Continued)
Series 2018-1, Cl. D, 3.81%, 5/15/24	$1,965,000	$1,963,339
DT Auto Owner Trust:
Series 2015-2A, Cl. D, 4.25%, 2/15/22[3]	780,000	788,818
Series 2016-4A, Cl. E, 6.49%, 9/15/23[3]	495,000	511,813
Series 2017-1A, Cl. C, 2.70%, 11/15/22[3]	565,000	561,721
Series 2017-1A, Cl. D, 3.55%, 11/15/22[3]	1,060,000	1,057,457
Series 2017-1A, Cl. E, 5.79%, 2/15/24[3]	1,025,000	1,048,168
Series 2017-2A, Cl. B, 2.44%, 2/15/21[3]	855,000	854,491
Series 2017-2A, Cl. D, 3.89%, 1/15/23[3]	1,165,000	1,174,591
Series 2017-3A, Cl. B, 2.40%, 5/17/21[3]	1,235,000	1,230,020
Series 2017-3A, Cl. E, 5.60%, 8/15/24[3]	1,015,000	1,032,861
Series 2017-4A, Cl. C, 2.86%, 7/17/23[3]	285,000	284,578
Series 2017-4A, Cl. D, 3.47%, 7/17/23[3]	1,675,000	1,665,779
Series 2017-4A, Cl. E, 5.15%, 11/15/24[3]	990,000	995,166
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[3]	1,044,350	1,038,589
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 2.088% [LIBOR01M+50], 11/16/20[2,3]	3,015,000	3,023,841
Exeter Automobile Receivables Trust, Series 2018-1A, Cl. B, 2.75%, 4/15/22[3]	1,065,000	1,061,097
Fieldstone Mortgage Investment Trust, Series 2004-5, Cl. M3, 3.646% [US0001M+202.5], 2/25/35[2]	5,258,217	5,062,334
Flagship Credit Auto Trust:
Series 2013-2, Cl. D, 6.26%, 2/16/21[3]	435,000	435,900
Series 2014-1, Cl. D, 4.83%, 6/15/20[3]	200,000	202,709
Series 2016-1, Cl. C, 6.22%, 6/15/22[3]	2,410,000	2,519,448
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[3]	92,989	92,297
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[3]	2,759,073	2,752,403
GM Financial Automobile Leasing Trust, Series 2017-3, Cl. C, 2.73%, 9/20/21	795,000	787,802
GSAMP Trust:
Series 2005-HE4, Cl. M3, 2.401% [US0001M+78], 7/25/45[2]	13,300,000	13,271,406
Series 2005-HE5, Cl. M3, 2.081% [US0001M+46], 11/25/35[2]	4,060,889	3,916,189
Series 2007-HS1, Cl. M4, 3.871% [US0001M+225], 2/25/47[2]	4,849,000	5,013,458
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, Cl. M2, 2.071% [US0001M+45], 12/25/35[2]	5,480,000	5,480,532
JP Morgan Mortgage Acquisition Trust:
Series 2007-CH1, Cl. MV10, 2.621% [US0001M+100], 11/25/36[2,3]	5,010,000	4,834,085
Series 2007-CH1, Cl. MV8, 2.621% [US0001M+100], 11/25/36[2]	5,400,000	5,306,392
Long Beach Mortgage Loan Trust, Series 2005-WL3, Cl. M1, 2.266% [US0001M+64.5], 11/25/35[2]	1,945,726	1,921,328
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, Cl. M1, 2.001% [US0001M+38], 12/25/35[2]	12,287,000	12,042,951
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 4.921% [LIBOR01M+330], 9/27/21[2,3]	495,000	495,740
Series 2017-1, Cl. C, 3.171% [LIBOR01M+155], 6/27/22[2,3]	400,000	402,230
Series 2017-1, Cl. D, 3.921% [LIBOR01M+230], 6/27/22[2,3]	465,000	465,376
New Century Home Equity Loan Trust:
Series 2005-1, Cl. M2, 2.341% [US0001M+72], 3/25/35[2]	4,383,661	4,195,650

25 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
New Century Home Equity Loan Trust: (Continued) Series 2005-2, Cl. M3, 2.356% [US0001M+73.5], 6/25/35[2]	$5,500,000	$5,508,805
RASC Trust, Series 2006-KS2, Cl. M2, 2.011% [US0001M+39], 3/25/36[2]	4,875,000	4,752,254
Raspro Trust, Series 2005-1A, Cl. G, 2.025% [LIBOR03M+40], 3/23/24[2,3]	3,229,808	3,215,406
Santander Drive Auto Receivables Trust:
Series 2016-2, Cl. D, 3.39%, 4/15/22	825,000	829,278
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,085,000	1,087,224
Series 2017-1, Cl. E, 5.05%, 7/15/24[3]	2,735,000	2,801,232
Series 2017-2, Cl. D, 3.49%, 7/17/23	390,000	392,935
Series 2017-3, Cl. D, 3.20%, 11/15/23	2,695,000	2,676,908
Series 2018-1, Cl. D, 3.32%, 3/15/24	760,000	757,415
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[3]	1,275,000	1,261,426
SG Mortgage Securities Trust, Series 2005-OPT1, Cl. M2, 2.071% [US0001M+45], 10/25/35[2]	6,129,000	6,011,953
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[3]	1,075,000	1,069,250
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[3]	1,635,000	1,631,305
Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[3]	1,260,000	1,243,366
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[3]	845,951	843,708
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[3]	1,295,000	1,326,687
Series 2017-2A, Cl. E, 4.63%, 7/15/24[3]	1,710,000	1,722,911
Series 2018-1A, Cl. C, 2.92%, 5/15/23[3]	1,100,000	1,097,593
Series 2018-1A, Cl. D, 3.41%, 5/15/23[3]	2,275,000	2,273,067
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	1,040,000	1,034,975
Series 2016-B, Cl. A, 1.44%, 6/15/22	2,455,000	2,445,244
Series 2017-A, Cl. A, 2.12%, 3/15/24	2,775,000	2,735,964
Series 2017-B, Cl. A, 1.98%, 6/15/23	2,105,000	2,087,480
Series 2017-C, Cl. A, 2.31%, 8/15/24	2,845,000	2,798,813
Series 2018-A, Cl. A, 3.07%, 12/16/24	3,695,000	3,696,054
Total Asset-Backed Securities (Cost $223,482,831)		232,200,495

Mortgage-Backed Obligations—19.3%
Government Agency—11.9%
FHLMC/FNMA/FHLB/Sponsored—8.5%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	103,568	104,614
5.00%, 12/1/34	40,608	43,847
6.00%, 5/1/18	37	37
6.50%, 7/1/28-4/1/34	115,926	130,641
7.00%, 10/1/31	98,495	108,364
9.00%, 8/1/22-5/1/25	4,469	4,768
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 73.83%, 4/1/27[5]	78,438	16,112
Series 192,Cl. IO, 99.999%, 2/1/28[5]	25,798	5,484
Series 243,Cl. 6, 0.00%, 12/15/32[5,6]	81,517	14,166
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	1,947,841	1,919,393

26 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.- Backed Security, Series 176, Cl. PO, 4.127%, 6/1/26[7]	$26,079	$23,971
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2034,Cl. Z, 6.50%, 2/15/28	59,194	66,703
Series 2043,Cl. ZP, 6.50%, 4/15/28	272,077	300,961
Series 2053,Cl. Z, 6.50%, 4/15/28	54,232	61,110
Series 2279,Cl. PK, 6.50%, 1/15/31	111,321	122,297
Series 2326,Cl. ZP, 6.50%, 6/15/31	49,333	53,403
Series 2427,Cl. ZM, 6.50%, 3/15/32	200,960	224,060
Series 2461,Cl. PZ, 6.50%, 6/15/32	236,349	257,620
Series 2585,Cl. HJ, 4.50%, 3/15/18	2,369	2,367
Series 2626,Cl. TB, 5.00%, 6/15/33	205,326	213,706
Series 2635,Cl. AG, 3.50%, 5/15/32	62,244	62,266
Series 2707,Cl. QE, 4.50%, 11/15/18	59,796	60,001
Series 2770,Cl. TW, 4.50%, 3/15/19	11,160	11,241
Series 3010,Cl. WB, 4.50%, 7/15/20	81,371	82,666
Series 3025,Cl. SJ, 18.929% [(3.667) x LIBOR01M+2,475], 8/15/35[2]	29,547	40,781
Series 3030,Cl. FL, 1.988% [LIBOR01M+40], 9/15/35[2]	436,682	438,815
Series 3645,Cl. EH, 3.00%, 12/15/20	6,770	6,789
Series 3741,Cl. PA, 2.15%, 2/15/35	343,160	342,931
Series 3815,Cl. BD, 3.00%, 10/15/20	5,208	5,215
Series 3822,Cl. JA, 5.00%, 6/15/40	83,046	85,902
Series 3840,Cl. CA, 2.00%, 9/15/18	3,942	3,934
Series 3848,Cl. WL, 4.00%, 4/15/40	376,019	382,218
Series 3857,Cl. GL, 3.00%, 5/15/40	33,261	33,104
Series 4221,Cl. HJ, 1.50%, 7/15/23	867,868	847,363
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 81.776%, 3/15/29[5]	56,578	8,141
Series 2796,Cl. SD, 99.999%, 7/15/26[5]	103,912	13,524
Series 2815,Cl. PT, 99.999%, 11/15/32[5]	3,270	8
Series 2920,Cl. S, 49.508%, 1/15/35[5]	609,829	93,232
Series 2922,Cl. SE, 12.183%, 2/15/35[5]	150,172	20,604
Series 2937,Cl. SY, 15.229%, 2/15/35[5]	1,712,974	223,281
Series 2981,Cl. AS, 6.779%, 5/15/35[5]	1,240,738	144,720
Series 3397,Cl. GS, 0.00%, 12/15/37[5,6]	298,584	49,817
Series 3424,Cl. EI, 0.00%, 4/15/38[5,6]	103,048	8,124
Series 3450,Cl. BI, 15.353%, 5/15/38[5]	705,847	102,650
Series 3606,Cl. SN, 14.588%, 12/15/39[5]	299,484	39,851
Federal National Mortgage Assn.:
2.50%, 3/1/33[8]	15,585,000	15,203,290
3.00%, 3/1/33[8]	12,015,000	11,966,189
3.50%, 3/1/48[8]	84,990,000	84,850,559
4.00%, 3/1/48[8]	23,770,000	24,351,714
4.50%, 3/1/48[8]	53,390,000	55,923,940
5.00%, 3/1/48[8]	15,020,000	16,029,686
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	13,650	13,830

27 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn. Pool: (Continued)
5.50%, 2/1/35-4/1/39	$889,827	$975,753
6.50%, 10/1/19-11/1/31	301,335	335,844
7.00%, 12/1/32-4/1/35	23,237	24,741
7.50%, 1/1/33-3/1/33	1,473,933	1,698,940
8.50%, 7/1/32	2,620	2,675
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 99.999%, 6/25/23[5]	151,186	18,886
Series 252,Cl. 2, 99.999%, 11/25/23[5]	131,054	18,745
Series 303,Cl. IO, 90.162%, 11/25/29[5]	71,546	17,197
Series 308,Cl. 2, 58.769%, 9/25/30[5]	175,323	46,324
Series 320,Cl. 2, 44.23%, 4/25/32[5]	638,613	157,581
Series 321,Cl. 2, 16.636%, 4/25/32[5]	435,821	104,208
Series 331,Cl. 9, 21.469%, 2/25/33[5]	172,766	35,109
Series 334,Cl. 17, 21.98%, 2/25/33[5]	91,423	22,767
Series 339,Cl. 12, 0.00%, 6/25/33[5,6]	304,217	69,805
Series 339,Cl. 7, 0.00%, 11/25/33[5,6]	365,381	75,985
Series 343,Cl. 13, 0.00%, 9/25/33[5,6]	319,403	68,039
Series 343,Cl. 18, 0.00%, 5/25/34[5,6]	86,775	18,530
Series 345,Cl. 9, 0.00%, 1/25/34[5,6]	146,849	30,699
Series 351,Cl. 10, 0.00%, 4/25/34[5,6]	96,518	20,878
Series 351,Cl. 8, 0.00%, 4/25/34[5,6]	171,495	34,203
Series 356,Cl. 10, 0.00%, 6/25/35[5,6]	122,951	25,979
Series 356,Cl. 12, 0.00%, 2/25/35[5,6]	60,600	13,362
Series 362,Cl. 13, 0.00%, 8/25/35[5,6]	221,481	48,870
Series 364,Cl. 16, 0.00%, 9/25/35[5,6]	263,388	57,902
Series 365,Cl. 16, 0.00%, 3/25/36[5,6]	581,488	119,115
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	131,145	138,834
Series 1998-61,Cl. PL, 6.00%, 11/25/28	72,812	79,242
Series 1999-54,Cl. LH, 6.50%, 11/25/29	119,213	130,302
Series 2001-51,Cl. OD, 6.50%, 10/25/31	186,248	199,046
Series 2003-100,Cl. PA, 5.00%, 10/25/18	87,348	87,568
Series 2003-130,Cl. CS, 10.859% [(2) x LIBOR01M+1,410], 12/25/33[2]	63,337	66,345
Series 2003-28,Cl. KG, 5.50%, 4/25/23	293,085	306,857
Series 2003-84,Cl. GE, 4.50%, 9/25/18	6,596	6,614
Series 2004-25,Cl. PC, 5.50%, 1/25/34	57,003	57,550
Series 2005-104,Cl. MC, 5.50%, 12/25/25	1,566,340	1,663,342
Series 2005-31,Cl. PB, 5.50%, 4/25/35	1,430,000	1,546,032
Series 2005-73,Cl. DF, 1.871% [LIBOR01M+25], 8/25/35[2]	493,226	495,314
Series 2006-11,Cl. PS, 18.624% [(3.667) x LIBOR01M+2,456.67], 3/25/36[2]	102,945	152,250
Series 2006-46,Cl. SW, 18.257% [(3.667) x LIBOR01M+2,419.92], 6/25/36[2]	72,194	102,020
Series 2006-50,Cl. KS, 18.257% [(3.667) x LIBOR01M+2,420], 6/25/36[2]	141,003	204,219
Series 2006-50,Cl. SK, 18.257% [(3.667) x LIBOR01M+2,420], 6/25/36[2]	28,615	40,736

28 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2008-75,Cl. DB, 4.50%, 9/25/23	$41,365	$41,488
Series 2009-113,Cl. DB, 3.00%, 12/25/20	123,613	123,801
Series 2009-36,Cl. FA, 2.561% [LIBOR01M+94], 6/25/37[2]	138,060	141,297
Series 2009-37,Cl. HA, 4.00%, 4/25/19	4,650	4,647
Series 2009-70,Cl. TL, 4.00%, 8/25/19	91,579	91,662
Series 2010-43,Cl. KG, 3.00%, 1/25/21	85,561	85,759
Series 2011-15,Cl. DA, 4.00%, 3/25/41	90,581	90,585
Series 2011-3,Cl. EL, 3.00%, 5/25/20	199,413	199,532
Series 2011-3,Cl. KA, 5.00%, 4/25/40	519,387	544,247
Series 2011-38,Cl. AH, 2.75%, 5/25/20	3,993	3,989
Series 2011-82,Cl. AD, 4.00%, 8/25/26	208,457	209,540
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-15,Cl. SA, 99.999%, 3/17/31[5]	17,826	1,342
Series 2001-65,Cl. S, 48.805%, 11/25/31[5]	156,082	30,994
Series 2001-81,Cl. S, 52.187%, 1/25/32[5]	38,764	6,763
Series 2002-47,Cl. NS, 38.92%, 4/25/32[5]	94,794	17,087
Series 2002-51,Cl. S, 39.575%, 8/25/32[5]	87,034	14,972
Series 2002-52,Cl. SD, 71.342%, 9/25/32[5]	135,056	24,786
Series 2002-60,Cl. SM, 23.979%, 8/25/32[5]	121,024	17,788
Series 2002-7,Cl. SK, 32.724%, 1/25/32[5]	36,867	5,956
Series 2002-75,Cl. SA, 38.793%, 11/25/32[5]	191,312	34,608
Series 2002-77,Cl. BS, 30.935%, 12/18/32[5]	82,848	15,090
Series 2002-77,Cl. SH, 47.425%, 12/18/32[5]	56,598	9,756
Series 2002-89,Cl. S, 69.81%, 1/25/33[5]	308,032	57,415
Series 2002-9,Cl. MS, 39.638%, 3/25/32[5]	51,663	9,476
Series 2002-90,Cl. SN, 24.661%, 8/25/32[5]	62,320	9,160
Series 2002-90,Cl. SY, 32.141%, 9/25/32[5]	31,887	4,744
Series 2003-33,Cl. SP, 35.348%, 5/25/33[5]	168,529	34,669
Series 2003-46,Cl. IH, 0.00%, 6/25/23[5,6]	265,962	26,179
Series 2004-54,Cl. DS, 99.999%, 11/25/30[5]	123,122	19,310
Series 2004-56,Cl. SE, 12.148%, 10/25/33[5]	227,716	40,803
Series 2005-12,Cl. SC, 32.747%, 3/25/35[5]	70,344	8,907
Series 2005-19,Cl. SA, 57.611%, 3/25/35[5]	1,458,345	230,376
Series 2005-40,Cl. SA, 59.926%, 5/25/35[5]	326,313	45,285
Series 2005-52,Cl. JH, 34.298%, 5/25/35[5]	791,408	100,073
Series 2005-6,Cl. SE, 99.999%, 2/25/35[5]	653,897	100,090
Series 2005-93,Cl. SI, 13.918%, 10/25/35[5]	357,286	51,900
Series 2008-55,Cl. SA, 0.00%, 7/25/38[5,6]	147,702	14,275
Series 2009-8,Cl. BS, 0.00%, 2/25/24[5,6]	7,804	374
Series 2011-96,Cl. SA, 5.545%, 10/25/41[5]	860,119	121,596
Series 2012-134,Cl. SA, 4.649%, 12/25/42[5]	2,576,143	448,117
Series 2012-40,Cl. PI, 7.262%, 4/25/41[5]	2,677,649	425,580

29 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.135%, 9/25/23[7]	$59,655	$55,182
		227,957,618

GNMA/Guaranteed—3.4%
Government National Mortgage Assn. II Pool:
3.50%, 3/1/48[8]	29,785,000	29,953,703
4.00%, 3/1/48[8]	60,570,000	62,145,767
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[5]	153,479	1,756
Series 2002-41,Cl. GS, 91.767%, 6/16/32[5]	30,265	1,688
Series 2002-76,Cl. SY, 99.999%, 12/16/26[5]	326,910	36,805
Series 2007-17,Cl. AI, 44.508%, 4/16/37[5]	1,417,758	209,569
Series 2011-52,Cl. HS, 22.765%, 4/16/41[5]	1,611,248	197,191
		92,546,479

Non-Agency—7.4%
Commercial—3.1%
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[2,3]	350,352	352,132
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 10.086%, 1/15/51[5]	16,725,543	689,783
CD Commercial Mortgage Trust:
Series 2016-CD2,Cl. AM, 3.668%, 11/10/49[9]	1,035,000	1,026,786
Series 2017-CD3,Cl. AS, 3.833%, 2/10/50	1,475,000	1,475,504
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 12.218%, 11/13/50[5]	5,868,513	382,702
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.499%, 1/25/36[9]	857,742	839,607
Citigroup Commercial Mortgage Trust:
Series 2012-GC8,Cl. AAB, 2.608%, 9/10/45	800,599	797,301
Series 2014-GC21,Cl. AAB, 3.477%, 5/10/47	710,000	721,679
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 11.776%, 10/12/50[5]	15,365,223	1,185,399
COMM Mortgage Trust:
Series 2012-CR3,Cl. ASB, 2.372%, 10/15/45	149,775	148,281
Series 2012-LC4,Cl. A3, 3.069%, 12/10/44	314,888	315,959
Series 2013-CR13,Cl. ASB, 3.706%, 11/10/46	1,355,000	1,384,107
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[3]	1,520,000	1,500,538
Series 2013-CR7,Cl. D, 4.285%, 3/10/46[3,9]	1,590,000	1,138,701
Series 2014-CR20,Cl. ASB, 3.305%, 11/10/47	475,000	478,103
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	4,410,000	4,491,197
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	980,000	1,008,861
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	3,020,000	3,071,992
Series 2015-CR22,Cl. A2, 2.856%, 3/10/48	815,000	817,838
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	1,760,000	1,778,066

30 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Commercial (Continued)
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 19.777%, 12/10/45[5]	$4,516,841	$271,693
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	1,118,454	946,815
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	945,000	938,350
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 2.271% [US0001M+65], 11/25/35[2]	476,310	343,458
FREMF Mortgage Trust:
Series 2011-K702,Cl. B, 4.875%, 4/25/44[3,9]	126,559	126,366
Series 2013-K25,Cl. C, 3.619%, 11/25/45[3,9]	350,000	341,003
Series 2013-K26,Cl. C, 3.598%, 12/25/45[3,9]	460,000	447,482
Series 2013-K27,Cl. C, 3.496%, 1/25/46[3,9]	400,000	386,896
Series 2013-K28,Cl. C, 3.49%, 6/25/46[3,9]	2,460,000	2,376,575
Series 2013-K713,Cl. C, 3.163%, 4/25/46[3,9]	480,000	479,621
Series 2014-K714,Cl. C, 3.849%, 1/25/47[3,9]	325,000	322,321
Series 2014-K715,Cl. C, 4.125%, 2/25/46[3,9]	155,000	155,498
Series 2015-K44,Cl. B, 3.684%, 1/25/48[3,9]	170,000	166,762
Series 2017-K62,Cl. B, 3.875%, 1/25/50[3,9]	150,000	149,051
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[3]	3,155,000	3,168,363
GS Mortgage Securities Trust:
Series 2013-GC12,Cl. AAB, 2.678%, 6/10/46	255,000	253,474
Series 2013-GC16,Cl. AS, 4.649%, 11/10/46	455,000	482,121
Series 2014-GC18,Cl. AAB, 3.648%, 1/10/47	620,000	632,841
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[3,9]	985,882	951,463
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6,Cl. ASB, 3.144%, 5/15/45	1,046,279	1,053,670
Series 2012-LC9,Cl. A4, 2.611%, 12/15/47	160,000	158,186
Series 2013-C10,Cl. AS, 3.372%, 12/15/47	2,110,000	2,093,007
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	2,005,000	2,101,383
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	578,000	568,927
Series 2013-LC11,Cl. ASB, 2.554%, 4/15/46	375,000	372,121
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	1,570,000	1,609,042
Series 2016-JP3,Cl. A2, 2.435%, 8/15/49	1,520,000	1,490,684
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.694%, 7/25/35[9]	774,241	795,878
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.387%, 7/26/36[3,9]	763,573	733,502
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17,Cl. ASB, 3.705%, 1/15/47	530,000	542,369
Series 2014-C18,Cl. A3, 3.578%, 2/15/47	745,000	751,376
Series 2014-C19,Cl. ASB, 3.584%, 4/15/47	295,000	300,446
Series 2014-C24,Cl. B, 4.116%, 11/15/47[9]	1,945,000	1,971,408
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	3,600,000	3,694,967
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,775,000	1,794,273
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	1,480,000	1,449,772

31 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7,Cl. AAB, 2.469%, 2/15/46	$743,718	$737,363
Series 2013-C9,Cl. AS, 3.456%, 5/15/46	1,670,000	1,653,975
Series 2014-C14,Cl. B, 4.633%, 2/15/47[9]	80,000	83,134
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	3,650,000	3,662,171
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	2,555,000	2,416,691
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2017-HR2, Cl. XA, 10.035%, 12/15/50[5]	5,642,206	349,813
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 3.00%, 11/26/36[3,9]	1,848,172	1,670,700
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.273%, 6/26/46[3,9]	751,989	752,943
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 3.128%, 7/26/45[3,9]	171,801	175,943
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.548%, 8/25/34[9]	438,732	441,427
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 11.682%, 11/15/50[5]	10,034,731	701,076
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29,Cl. AS, 4.013%, 6/15/48[9]	1,355,000	1,371,877
Series 2015-NXS1,Cl. ASB, 2.934%, 5/15/48	2,415,000	2,395,074
Series 2016-C37,Cl. AS, 4.018%, 12/15/49	2,665,000	2,711,346
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 9.928%, 12/15/50[5]	7,820,361	545,283
WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.825%, 6/15/45[3,9]	500,000	405,847
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	1,045,000	1,041,196
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	905,000	920,458
Series 2014-C22,Cl. A3, 3.528%, 9/15/57	320,000	323,787
Series 2014-C25,Cl. AS, 3.984%, 11/15/47	1,085,000	1,093,919
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[9]	1,065,000	1,097,008
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 26.683%, 3/15/44[3,5]	11,237,116	356,941
		82,933,672
Residential—4.3%
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 2.401% [US0001M+78], 6/25/35[2]	4,000,000	4,026,946
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	139,847	131,822
Series 2007-C,Cl. 1A4, 3.694%, 5/20/36[9]	144,162	139,340
Series 2014-R7,Cl. 3A1, 3.742%, 3/26/36[3,9]	1,099,060	1,100,911
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	440,534	420,673
Bear Stearns ARM Trust:
Series 2005-9,Cl. A1, 3.52% [H15T1Y+230], 10/25/35[2]	893,013	914,984

32 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Residential (Continued)
Bear Stearns ARM Trust: (Continued)
Series 2006-1,Cl. A1, 3.67% [H15T1Y+225], 2/25/36[2]	$1,280,251	$1,286,812
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE6, Cl. M2, 2.626% [US0001M+100.5], 6/25/35[2]	3,170,245	3,216,733
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	544,334	497,490
Series 2006-6,Cl. A3, 6.00%, 4/25/36	278,669	246,182
Citigroup Mortgage Loan Trust, Inc.:
Series 2004-OPT1,Cl. M3, 2.566% [US0001M+94.5], 10/25/34[2]	3,750,000	3,758,111
Series 2006-AR1,Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[2]	2,440,625	2,460,707
Connecticut Avenue Securities:
Series 2014-C02,Cl. 1M1, 2.571% [US0001M+95], 5/25/24[2]	852,163	855,114
Series 2014-C03,Cl. 1M2, 4.621% [US0001M+300], 7/25/24[2]	2,389,477	2,567,671
Series 2016-C03,Cl. 1M1, 3.621% [US0001M+200], 10/25/28[2]	92,580	93,960
Series 2016-C07,Cl. 2M1, 2.921% [US0001M+130], 5/25/29[2]	1,162,688	1,168,400
Series 2017-C02,Cl. 2M1, 2.771% [US0001M+115], 9/25/29[2]	2,784,730	2,805,590
Series 2017-C03,Cl. 1M1, 2.571% [US0001M+95], 10/25/29[2]	2,524,320	2,542,090
Series 2017-C04,Cl. 2M1, 2.471% [US0001M+85], 11/25/29[2]	1,963,511	1,972,288
Series 2017-C06,Cl. 1M1, 2.371% [US0001M+75], 2/25/30[2]	926,267	928,475
Series 2017-C07,Cl. 1M1, 2.271% [US0001M+65], 5/25/30[2]	2,067,166	2,072,311
Series 2017-C07,Cl. 1M2, 4.021% [US0001M+240], 5/25/30[2]	1,475,000	1,519,338
Series 2018-C01,Cl. 1M1, 2.221% [US0001M+60], 7/25/30[2]	1,900,000	1,890,810
Countrywide Alternative Loan Trust:
Series 2005-21CB,Cl. A7, 5.50%, 6/25/35	708,090	680,119
Series 2005-J10,Cl. 1A17, 5.50%, 10/25/35	2,641,588	2,424,018
GMACM Home Equity Loan Trust, Series 2007-HE2, Cl. A2, 6.054%, 12/25/37[9]	8,065	7,913
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.515%, 7/25/35[9]	244,267	246,135
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.931% [US0001M+31], 7/25/35[2]	310,240	310,104
Impac Secured Assets Corp., Series 2004-4, Cl. M4, 3.046% [US0001M+142.5], 2/25/35[2]	5,000,000	4,715,686
RAMP Trust:
Series 2005-RS2,Cl. M4, 2.341% [US0001M+72], 2/25/35[2]	4,469,000	4,469,300
Series 2005-RS6,Cl. M4, 2.596% [US0001M+97.5], 6/25/35[2]	5,700,000	5,717,596
Series 2006-EFC1,Cl. M2, 2.021% [US0001M+40], 2/25/36[2]	5,490,000	5,435,747
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2,Cl. M2, 5.871% [US0001M+425], 11/25/23[2]	1,630,000	1,815,759
Series 2014-DN1,Cl. M3, 6.121% [US0001M+450], 2/25/24[2]	1,180,000	1,378,526
Series 2014-DN2,Cl. M3, 5.221% [US0001M+360], 4/25/24[2]	1,835,000	2,054,942
Series 2014-HQ2,Cl. M2, 3.821% [US0001M+220], 9/25/24[2]	865,537	892,521
Series 2014-HQ2,Cl. M3, 5.371% [US0001M+375], 9/25/24[2]	2,270,000	2,623,804
Series 2015-HQA2,Cl. M2, 4.421% [US0001M+280], 5/25/28[2]	214,791	221,836
Series 2016-DNA1,Cl. M1, 3.071% [US0001M+145], 7/25/28[2]	137,525	137,662
Series 2016-DNA1,Cl. M2, 4.521% [US0001M+290], 7/25/28[2]	500,000	514,397
Series 2016-DNA3,Cl. M1, 2.721% [US0001M+110], 12/25/28[2]	358,651	359,159
Series 2016-DNA4,Cl. M1, 2.421% [US0001M+80], 3/25/29[2]	553,800	555,002
Series 2016-DNA4,Cl. M3, 5.421% [US0001M+380], 3/25/29[2]	2,290,000	2,574,940

33 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2016-HQA2,Cl. M1, 2.821% [US0001M+120], 11/25/28[2]	$77,244	$77,289
Series 2016-HQA3,Cl. M1, 2.421% [US0001M+80], 3/25/29[2]	2,462,531	2,468,245
Series 2016-HQA3,Cl. M3, 5.471% [US0001M+385], 3/25/29[2]	765,000	863,838
Series 2016-HQA4,Cl. M1, 2.421% [US0001M+80], 4/25/29[2]	1,490,870	1,492,193
Series 2016-HQA4,Cl. M3, 5.521% [US0001M+390], 4/25/29[2]	2,270,000	2,562,870
Series 2017-HQA1,Cl. M1, 2.821% [US0001M+120], 8/25/29[2]	3,945,378	3,982,745
Series 2017-HQA2,Cl. M1, 2.421% [US0001M+80], 12/25/29[2]	1,422,379	1,427,616
Series 2017-HQA3,Cl. M1, 2.171% [US0001M+55], 4/25/30[2]	2,747,754	2,749,543
Series 2018-DNA1,Cl. M1, 2.071% [US0001M+45], 7/25/30[2]	4,369,770	4,364,163
Series 2018-DNA1,Cl. M2, 3.421% [US0001M+180], 7/25/30[2]	3,145,000	3,130,691
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007- GEL2, Cl. A2, 1.941% [US0001M+32], 5/25/37[2,3]	9,288,191	9,239,861
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 3.45%, 10/25/33[9]	400,075	405,701
Series 2005-AR14,Cl. 1A4, 3.372%, 12/25/35[9]	532,718	529,510
Series 2005-AR16,Cl. 1A1, 3.382%, 12/25/35[9]	599,281	585,072
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15,Cl. 1A2, 3.559%, 9/25/35[9]	911,170	886,330
Series 2005-AR15,Cl. 1A6, 3.559%, 9/25/35[9]	466,309	450,337
Series 2005-AR4,Cl. 2A2, 3.727%, 4/25/35[9]	2,266,159	2,282,965
Series 2006-AR10,Cl. 1A1, 3.509%, 7/25/36[9]	322,852	315,783
Series 2006-AR10,Cl. 5A5, 3.387%, 7/25/36[9]	1,495,803	1,514,833
Series 2006-AR2,Cl. 2A3, 3.742%, 3/25/36[9]	207,486	209,858
Series 2006-AR7,Cl. 2A4, 3.357%, 5/25/36[9]	197,706	201,783
Series 2006-AR8,Cl. 2A1, 3.589%, 4/25/36[9]	1,347,149	1,367,048
Series 2006-AR8,Cl. 2A4, 3.589%, 4/25/36[9]	258,100	261,912
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	202,845	212,694
		115,334,804
Total Mortgage-Backed Obligations (Cost $513,684,424)		518,772,573
U.S. Government Obligation—0.2%
United States Treasury Nts., 1.50%, 5/31/19[10,11,12] (Cost $4,537,550)	4,530,000	4,494,875
Non-Convertible Corporate Bonds and Notes—24.2%
Consumer Discretionary—2.7%
Auto Components—0.1%
Lear Corp., 3.80% Sr. Unsec. Nts., 9/15/27	1,435,000	1,386,647
Automobiles—0.7%
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[3]	1,947,000	1,915,745
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,252,000	1,828,825
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20	1,506,000	1,480,069
3.664% Sr. Unsec. Nts., 9/8/24	1,526,000	1,487,170
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	631,000	707,202
General Motors Financial Co., Inc., 3.15% Sr. Unsec. Nts., 6/30/22	2,051,000	2,005,185

34 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Automobiles (Continued)
Harley-Davidson Financial Services, Inc., 2.40% Sr. Unsec. Nts., 6/15/20[3]	$2,441,000	$2,409,279
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	632,000	656,426
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[3]	2,363,000	2,314,596
Nissan Motor Acceptance Corp., 2.15% Sr. Unsec. Nts., 9/28/20[3]	1,466,000	1,439,392
Volkswagen Group of America Finance LLC, 2.45% Sr. Unsec. Nts., 11/20/19[3]	2,290,000	2,273,930
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[3]	946,000	976,745
		19,494,564
Diversified Consumer Services—0.1%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	2,496,000	2,446,080
Hotels, Restaurants & Leisure—0.1%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[3]	1,210,000	1,222,100
Royal Caribbean Cruises Ltd., 2.65% Sr. Unsec. Nts., 11/28/20	2,086,000	2,059,146
Starbucks Corp., 3.50% Sr. Unsec. Nts., 3/1/28	596,000	591,502
		3,872,748
Household Durables—0.5%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	2,163,000	2,137,024
Leggett & Platt, Inc., 3.50% Sr. Unsec. Nts., 11/15/27	1,178,000	1,135,498
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	2,233,000	2,230,209
Newell Brands, Inc.:
3.15% Sr. Unsec. Nts., 4/1/21	1,139,000	1,127,894
5.00% Sr. Unsec. Nts., 11/15/23	2,306,000	2,389,813
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	1,676,000	1,671,810
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	1,720,000	1,745,800
4.875% Sr. Unsec. Nts., 3/15/27	485,000	483,787
		12,921,835
Internet & Catalog Retail—0.2%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	675,000	767,513
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	4,050,000	3,978,872
		4,746,385
Media—0.4%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	928,000	1,005,887
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	1,012,000	1,005,373
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	2,206,000	2,804,505
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	2,336,000	2,389,726
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[3]	1,104,000	1,115,470
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	1,618,000	1,466,805
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[3]	2,366,000	2,327,552
		12,115,318

35 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Multiline Retail—0.1%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	$2,140,000	$2,229,612

Specialty Retail—0.4%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	412,000	407,384
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	2,216,000	2,357,777
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	2,209,000	2,308,405
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	2,403,000	2,367,499
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	1,245,000	1,257,450
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	2,318,000	2,242,852
		10,941,367

Textiles, Apparel & Luxury Goods—0.1%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[3]	2,333,000	2,303,838
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	1,633,000	1,677,940
		3,981,778

Consumer Staples—1.7%
Beverages—0.5%
Anheuser-Busch InBev Finance, Inc.:
2.65% Sr. Unsec. Nts., 2/1/21	2,405,000	2,384,335
3.65% Sr. Unsec. Nts., 2/1/26	764,000	758,401
4.90% Sr. Unsec. Nts., 2/1/46	545,000	583,319
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,561,000	2,350,434
Constellation Brands, Inc., 2.25% Sr. Unsec. Nts., 11/6/20	2,427,000	2,380,333
Molson Coors Brewing Co.:
2.10% Sr. Unsec. Nts., 7/15/21	2,184,000	2,106,710
4.20% Sr. Unsec. Nts., 7/15/46	324,000	304,941
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[3]	2,234,000	2,317,483
		13,185,956

Food & Staples Retailing—0.2%
Alimentation Couche-Tard, Inc., 2.35% Sr. Unsec. Nts., 12/13/19[3]	2,505,000	2,485,029
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	2,440,000	2,355,676
5.125% Sr. Unsec. Nts., 7/20/45	545,000	570,586
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	156,000	155,411
6.90% Sr. Unsec. Nts., 4/15/38	596,000	746,761
		6,313,463

Food Products—0.6%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	1,427,000	1,347,939
8.50% Sr. Unsec. Nts., 6/15/19	2,222,000	2,377,055
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25	1,315,000	1,305,078
4.375% Sr. Unsec. Nts., 6/1/46	854,000	778,820

36 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Food Products (Continued)
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[3]	$2,292,000	$2,297,730
Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[3]	2,454,000	2,413,512
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[3]	2,326,000	2,302,573
TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[3]	1,482,000	1,515,345
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	1,190,000	1,160,829
		15,498,881

Tobacco—0.4%
Altria Group, Inc., 4.00% Sr. Unsec. Nts., 1/31/24	1,613,000	1,661,063
BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20[3]	2,410,000	2,367,679
3.557% Sr. Unsec. Nts., 8/15/27[3]	1,165,000	1,115,883
Imperial Tobacco Finance plc, 2.95% Sr. Unsec. Nts., 7/21/20[3]	2,410,000	2,407,375
Philip Morris International, Inc., 2.50% Sr. Unsec. Nts., 11/2/22	2,059,000	1,994,625
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	857,000	996,199
		10,542,824

Energy—2.2%
Energy Equipment & Services—0.1%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	551,000	597,962
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	1,300,000	1,342,612
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[3]	1,351,000	1,371,851
		3,312,425

Oil, Gas & Consumable Fuels—2.1%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	431,000	416,172
6.20% Sr. Unsec. Nts., 3/15/40	423,000	498,701
Andeavor, 5.125% Sr. Unsec. Nts., 12/15/26	2,156,000	2,278,616
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	1,208,000	1,181,036
5.25% Sr. Unsec. Nts., 1/15/25	895,000	919,657
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	715,000	709,024
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	2,326,000	2,304,896
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	557,000	532,235
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	2,300,000	2,278,868
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	2,069,000	2,077,857
4.50% Sr. Unsec. Nts., 6/1/25	1,122,000	1,153,006
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	280,000	304,648
5.95% Sr. Unsec. Nts., 3/15/46	511,000	646,754
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	545,000	552,081
Energy Transfer LP, 5.30% Sr. Unsec. Nts., 4/15/47	638,000	616,229
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	566,000	575,786
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	541,000	565,799

37 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Enterprise Products Operating LLC: (Continued)
4.90% Sr. Unsec. Nts., 5/15/46	$271,000	$285,973
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	2,304,000	2,270,771
Kinder Morgan, Inc.:
5.20% Sr. Unsec. Nts., 3/1/48[8]	595,000	599,822
5.55% Sr. Unsec. Nts., 6/1/45	1,012,000	1,069,298
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[3]	16,315,000	17,409,002
Marathon Oil Corp., 4.40% Sr. Unsec. Nts., 7/15/27	1,168,000	1,189,027
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	621,000	646,404
ONEOK Partners LP:
4.90% Sr. Unsec. Nts., 3/15/25	982,000	1,033,363
8.625% Sr. Unsec. Nts., 3/1/19	1,043,000	1,101,484
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	1,111,000	1,092,361
Pioneer Natural Resources Co., 3.45% Sr. Unsec. Nts., 1/15/21	2,375,000	2,401,210
Sabine Pass Liquefaction LLC:
4.20% Sr. Sec. Nts., 3/15/28	1,232,000	1,208,749
5.625% Sr. Sec. Nts., 2/1/21	1,779,000	1,880,121
Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46	860,000	853,574
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27	1,364,000	1,301,627
TransCanada PipeLines Ltd., 7.625% Sr. Unsec. Nts., 1/15/39	521,000	741,933
Williams Partners LP:
3.75% Sr. Unsec. Nts., 6/15/27	960,000	929,719
5.25% Sr. Unsec. Nts., 3/15/20	1,834,000	1,914,740
Woodside Finance Ltd., 8.75% Sr. Unsec. Nts., 3/1/19[3]	21,000	22,220
		55,562,763

Financials—10.2%
Capital Markets—2.2%
Apollo Management Holdings LP, 4.00% Sr. Unsec. Nts., 5/30/24[3]	1,355,000	1,360,899
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[3]	958,000	909,657
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	1,906,000	1,911,294
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	1,274,000	1,271,624
Credit Suisse Group AG, 3.869% [US0003M+141] Sr. Unsec. Nts., 1/12/29[2,3]	1,396,000	1,358,746
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	860,000	893,184
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,13]	2,245,000	2,329,188
Goldman Sachs Capital II, 4.00% [US0003M+76.75] Jr. Sub. Perpetual Bonds[2,13]	296,000	259,740
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	1,351,000	1,302,923
3.75% Sr. Unsec. Nts., 2/25/26	1,299,000	1,284,089
3.814% [US0003M+115.8] Sr. Unsec. Nts., 4/23/29[2]	1,965,000	1,921,080
4.017% [US0003M+137.3] Sr. Unsec. Nts., 10/31/38[2]	946,000	915,986
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[2,13]	6,458,000	6,610,538
5.70% [US0003M+388.4] Jr. Sub. Perpetual Bonds, Series L2,13	21,918,000	22,524,033

38 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Capital Markets (Continued)
Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	$1,657,000	$1,681,932
5.00% Sub. Nts., 11/24/25	2,083,000	2,221,302
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[3]	2,188,000	2,177,060
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[2]	991,000	954,661
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	1,318,000	1,289,425
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	1,529,000	1,530,603
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	1,419,000	1,385,987
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[3]	870,000	882,124
4.253% Sr. Unsec. Nts., 3/23/28[3]	943,000	960,374
		57,936,449

Commercial Banks—5.9%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[2]	2,800,000	2,825,698
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Sr. Unsec. Nts., 5/19/22	2,293,000	2,240,383
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	1,795,000	1,708,300
3.366% [US0003M+81] Sr. Unsec. Nts., 1/23/26[2]	1,965,000	1,921,062
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[2]	1,235,000	1,226,800
3.97% Sr. Unsec. Nts., 3/5/29	1,390,000	1,390,459
6.25% [US0003M+370.5] Jr. Sub. Perpetual Bonds[2,13]	28,813,000	31,015,754
7.75% Jr. Sub. Nts., 5/14/38	1,548,000	2,214,814
Barclays plc, 4.375% Sr. Unsec. Nts., 1/12/26	2,202,000	2,211,152
BB&T Corp., 2.85% Sr. Unsec. Nts., 10/26/24	1,911,000	1,849,677
BNP Paribas SA:
3.50% Sr. Unsec. Nts., 11/16/27[3]	965,000	927,792
4.625% Sub. Nts., 3/13/27[3]	1,582,000	1,618,482
BPCE SA, 4.50% Sub. Nts., 3/15/25[3]	1,565,000	1,581,895
Citigroup, Inc.:
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[2]	2,278,000	2,317,341
4.75% Sub. Nts., 5/18/46	1,093,000	1,122,477
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	1,309,000	1,284,085
2.65% Sr. Unsec. Nts., 5/26/22	553,000	538,446
Commonwealth Bank of Australia, 3.15% Sr. Unsec. Nts., 9/19/27[3]	1,872,000	1,785,874
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	2,355,000	2,289,551
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[3]	2,656,000	2,682,231
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	1,368,000	1,361,077
First Republic Bank, 4.375% Sub. Nts., 8/1/46	942,000	932,326
Glencore Funding LLC, 4.00% Sr. Unsec. Nts., 4/16/25[3]	1,448,000	1,442,582
HSBC Holdings plc, 4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[2]	923,000	927,728
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	1,470,000	1,475,601
Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 7/14/27[3]	1,864,000	1,782,524
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	1,829,000	1,783,977
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[2]	3,630,000	3,619,489

39 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
JPMorgan Chase & Co.: (Continued)
6.10% [US0003M+333] Jr. Sub. Perpetual Bonds[2,13]	$29,014,000	$30,834,629
Lloyds Banking Group plc:
6.413% [US0003M+149.5] Jr. Sub. Perpetual Bonds[2,3,13]	125,000	143,750
6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[2,4,13]	1,913,000	2,223,863
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	2,064,000	1,985,993
Regions Bank (Birmingham AL), 2.75% Sr. Unsec. Nts., 4/1/21	2,249,000	2,236,417
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	1,539,000	1,501,914
Royal Bank of Scotland Group plc, 3.498% [US0003M+148] Sr. Unsec. Nts., 5/15/23[2]	1,636,000	1,613,430
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	991,000	955,103
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	1,402,000	1,371,394
US Bancorp:
3.10% Sub. Nts., 4/27/26	1,365,000	1,305,757
3.15% Sr. Unsec. Nts., 4/27/27	556,000	534,947
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[2]	1,938,000	1,891,060
4.75% Sub. Nts., 12/7/46	1,323,000	1,376,386
5.90% [US0003M+311] Jr. Sub. Perpetual Bonds, Series S2,13	30,350,000	31,715,750
		157,767,970

Consumer Finance—0.2%
American Express Co., 2.50% Sr. Unsec. Nts., 8/1/22	923,000	892,694
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	1,393,000	1,355,543
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	761,000	741,132
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	926,000	910,731
4.10% Sr. Unsec. Nts., 2/9/27	963,000	954,240
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[3]	1,657,000	1,715,385
		6,569,725

Diversified Financial Services—0.2%
Berkshire Hathaway Energy Co.:
2.00% Sr. Unsec. Nts., 11/15/18	690,000	688,530
3.80% Sr. Unsec. Nts., 7/15/48[3]	548,000	523,596
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[3]	909,000	916,887
Precision Castparts Corp., 2.50% Sr. Unsec. Nts., 1/15/23	1,364,000	1,334,714
Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[2]	2,290,000	2,364,425
		5,828,152

Insurance—1.2%
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	1,226,000	1,265,270
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,165,000	1,204,764
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[3]	593,000	555,503
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	1,749,000	1,662,438
Lincoln National Corp., 3.80% Sr. Unsec. Nts., 3/1/28	1,421,000	1,411,605
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[2]	1,402,000	1,386,589

40 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Insurance (Continued)
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	$775,000	$802,430
MetLife, Inc.:
5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[2,13]	1,672,000	1,719,318
10.75% Jr. Sub. Nts., 8/1/39	10,900,000	17,467,250
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[3]	1,739,000	1,793,586
Prudential Financial, Inc.:
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]	1,849,000	1,929,894
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[2]	426,000	444,105
Travelers Cos, Inc. (The), 4.05% Sr. Unsec. Nts., 3/7/48[8]	631,000	627,630
		32,270,382

Real Estate Investment Trusts (REITs)—0.5%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	965,000	960,177
3.00% Sr. Unsec. Nts., 6/15/23	2,062,000	2,013,697
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	1,354,000	1,416,478
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	1,156,000	1,106,918
Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20	208,000	210,443
5.875% Sr. Unsec. Nts., 2/1/20	860,000	902,857
HCP, Inc., 2.625% Sr. Unsec. Nts., 2/1/20	2,382,000	2,368,986
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	2,118,000	2,200,072
VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	859,000	861,391
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	475,000	475,003
		12,516,022

Thrifts & Mortgage Finance—0.0%
Nationwide Building Society, 4.125% [USISDA05+184.9] Sub. Nts., 10/18/32[2]	1,399,000	1,350,569

Health Care—1.7%
Biotechnology—0.4%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	1,422,000	1,406,981
4.70% Sr. Unsec. Nts., 5/14/45	420,000	435,025
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	527,000	576,434
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	1,384,000	1,382,289
5.00% Sr. Unsec. Nts., 8/15/45	257,000	268,835
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	922,000	971,466
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	2,452,000	2,414,987
3.20% Sr. Unsec. Nts., 9/23/26	2,008,000	1,871,091
		9,327,108

Health Care Equipment & Supplies—0.4%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	2,433,000	2,421,297
3.75% Sr. Unsec. Nts., 11/30/26	2,038,000	2,024,945

41 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	$1,442,000	$1,419,314
3.70% Sr. Unsec. Nts., 6/6/27	1,806,000	1,730,437
Boston Scientific Corp.:
3.85% Sr. Unsec. Nts., 5/15/25	556,000	558,941
4.00% Sr. Unsec. Nts., 3/1/28	1,489,000	1,487,571
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[3]	89,000	87,109
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	995,000	1,078,915
		10,808,529

Health Care Providers & Services—0.5%
Anthem, Inc., 2.50% Sr. Unsec. Nts., 11/21/20	2,403,000	2,377,989
Cigna Corp., 5.125% Sr. Unsec. Nts., 6/15/20	2,090,000	2,189,363
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	3,044,000	3,285,312
Humana, Inc., 2.50% Sr. Unsec. Nts., 12/15/20	626,000	618,070
Laboratory Corp. of America Holdings:
2.625% Sr. Unsec. Nts., 2/1/20	2,385,000	2,373,550
3.60% Sr. Unsec. Nts., 2/1/25	1,386,000	1,365,779
UnitedHealth Group, Inc., 2.75% Sr. Unsec. Nts., 2/15/23	1,910,000	1,873,511
		14,083,574

Life Sciences Tools & Services—0.2%
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	1,799,000	1,902,119
Quintiles IMS, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[3]	2,151,000	2,165,519
Thermo Fisher Scientific, Inc.:
3.20% Sr. Unsec. Nts., 8/15/27	1,194,000	1,137,239
4.15% Sr. Unsec. Nts., 2/1/24	904,000	931,421
		6,136,298

Pharmaceuticals—0.2%
Allergan Funding SCS:
3.00% Sr. Unsec. Nts., 3/12/20	2,382,000	2,381,699
3.80% Sr. Unsec. Nts., 3/15/25	1,710,000	1,689,949
Zoetis, Inc., 3.00% Sr. Unsec. Nts., 9/12/27	591,000	555,615
		4,627,263

Industrials—1.4%
Aerospace & Defense—0.4%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[3]	1,889,000	1,899,515
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	862,000	858,006
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27[3]	1,304,000	1,264,632
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	1,295,000	1,405,645
Rolls-Royce plc, 2.375% Sr. Unsec. Nts., 10/14/20[3]	1,404,000	1,383,340
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	577,000	566,856
3.875% Sr. Unsec. Nts., 3/1/25	628,000	634,455
4.30% Sr. Unsec. Nts., 3/1/24	1,164,000	1,206,617

42 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Aerospace & Defense (Continued)
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[9]	$403,000	$402,702
		9,621,768

Air Freight & Couriers—0.0%
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	489,000	487,304

Building Products—0.1%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	1,951,000	1,876,823
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	1,652,000	1,584,978
		3,461,801

Commercial Services & Supplies—0.1%
Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	1,980,000	1,985,843

Electrical Equipment—0.1%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[3]	2,231,000	2,272,831

Industrial Conglomerates—0.2%
Carlisle Cos, Inc., 3.75% Sr. Unsec. Nts., 12/1/27	1,289,000	1,271,516
Roper Technologies, Inc.:
3.00% Sr. Unsec. Nts., 12/15/20	1,976,000	1,980,974
3.80% Sr. Unsec. Nts., 12/15/26	1,844,000	1,851,790
		5,104,280

Machinery—0.2%
CNH Industrial NV, 3.85% Sr. Unsec. Nts., 11/15/27	1,291,000	1,252,485
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	2,365,000	2,340,565
Ingersoll-Rand Global Holding Co. Ltd., 4.30% Sr. Unsec. Nts., 2/21/48	579,000	579,006
John Deere Capital Corp., 2.70% Sr. Unsec. Nts., 1/6/23	1,042,000	1,021,210
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	514,000	512,727
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	979,000	933,604
		6,639,597

Road & Rail—0.1%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	444,000	493,680
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[3]	1,940,000	1,861,920
		2,355,600

Trading Companies & Distributors—0.2%
Air Lease Corp.:
3.25% Sr. Unsec. Nts., 3/1/25	737,000	707,896
3.625% Sr. Unsec. Nts., 4/1/27	1,003,000	959,917
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	1,940,000	1,841,139
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	1,228,000	1,200,370
		4,709,322

43 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Information Technology—1.1%
Communications Equipment—0.1%
Motorola Solutions, Inc., 4.60% Sr. Unsec. Nts., 2/23/28	$1,818,000	$1,820,315

Electronic Equipment, Instruments, & Components—0.1%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	1,701,000	1,653,672
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	368,000	385,480
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	1,745,000	1,796,486
		3,835,638

Internet Software & Services—0.1%
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	1,285,000	1,259,300
5.25% Sr. Unsec. Nts., 4/1/25	710,000	733,075
		1,992,375

IT Services—0.2%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	1,067,000	1,028,100
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	1,678,000	1,674,720
4.75% Sr. Unsec. Nts., 4/15/27	1,805,000	1,872,135
Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	550,000	550,982
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	2,036,000	2,035,811
		7,161,748

Semiconductors & Semiconductor Equipment—0.0%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47[3]	676,000	650,657

Software—0.4%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	730,000	748,329
Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[3]	2,296,000	2,309,962
6.02% Sr. Sec. Nts., 6/15/26[3]	1,460,000	1,564,422
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[3]	1,538,000	1,609,132
Oracle Corp.:
2.40% Sr. Unsec. Nts., 9/15/23	1,464,000	1,398,716
2.95% Sr. Unsec. Nts., 5/15/25	1,468,000	1,423,402
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	699,000	682,008
3.90% Sr. Unsec. Nts., 8/21/27	1,151,000	1,096,349
		10,832,320

Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	1,407,000	1,477,931
Hewlett Packard Enterprise Co., 3.60% Sr. Unsec. Nts., 10/15/20	2,356,000	2,382,901
NetApp, Inc., 2.00% Sr. Unsec. Nts., 9/27/19	1,047,000	1,035,638
		4,896,470

44 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Materials—1.3%
Chemicals—0.6%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	$831,000	$808,677
4.125% Sr. Unsec. Nts., 3/15/35	513,000	501,137
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[3]	2,284,000	2,328,554
Ecolab, Inc., 2.00% Sr. Unsec. Nts., 1/14/19	2,243,000	2,232,757
LyondellBasell Industries NV, 5.00% Sr. Unsec. Nts., 4/15/19	1,750,000	1,784,381
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	2,001,000	2,031,015
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	1,882,000	1,886,491
3.75% Sr. Unsec. Nts., 3/15/27	581,000	570,554
4.25% Sr. Unsec. Nts., 1/15/48	588,000	545,091
Sherwin-Williams Co. (The):
3.30% Sr. Unsec. Nts., 2/1/25	638,000	619,415
3.45% Sr. Unsec. Nts., 6/1/27	255,000	246,210
3.95% Sr. Unsec. Nts., 1/15/26	1,122,000	1,133,606
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[3]	1,405,000	1,364,304
		16,052,192

Construction Materials—0.2%
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[3]	1,430,000	1,422,850
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[3]	548,000	525,521
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	1,177,000	1,132,981
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	1,864,000	1,846,143
		4,927,495

Containers & Packaging—0.2%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	1,038,000	971,144
4.80% Sr. Unsec. Nts., 6/15/44	914,000	954,588
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	525,000	529,091
4.50% Sr. Unsec. Nts., 11/1/23	1,228,000	1,292,992
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25	1,855,000	1,850,363
		5,598,178

Metals & Mining—0.2%
Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[3]	556,000	542,959
4.00% Sr. Unsec. Nts., 9/11/27[3]	1,010,000	980,560
ArcelorMittal, 6.125% Sr. Unsec. Nts., 6/1/25	2,105,000	2,329,288
Glencore Funding LLC, 3.125% Sr. Unsec. Nts., 4/29/19[3]	1,351,000	1,354,715
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	662,000	746,092
		5,953,614

Paper & Forest Products—0.1%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[3]	448,000	457,602

45 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Paper & Forest Products (Continued)
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	$1,231,000	$1,243,310
		1,700,912
Telecommunication Services—0.8%
Diversified Telecommunication Services—0.8%
AT&T, Inc.:
3.40% Sr. Unsec. Nts., 8/14/24	945,000	939,733
4.30% Sr. Unsec. Nts., 2/15/30[3]	2,131,000	2,088,667
4.35% Sr. Unsec. Nts., 6/15/45	1,843,000	1,651,586
5.15% Sr. Unsec. Nts., 2/14/50	744,000	745,445
British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	1,965,000	2,867,184
Deutsche Telekom International Finance BV, 2.225% Sr. Unsec. Nts., 1/17/20[3]	2,450,000	2,422,900
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	2,278,000	2,280,897
4.103% Sr. Unsec. Nts., 3/8/27	657,000	653,612
4.895% Sr. Unsec. Nts., 3/6/48[8]	422,000	422,222
5.213% Sr. Unsec. Nts., 3/8/47	818,000	863,069
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	799,000	1,017,378
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	2,159,000	2,320,925
Verizon Communications, Inc.:
4.125% Sr. Unsec. Nts., 8/15/46	1,202,000	1,075,220
4.522% Sr. Unsec. Nts., 9/15/48	1,925,000	1,826,062
5.15% Sr. Unsec. Nts., 9/15/23	565,000	612,877
		21,787,777
Utilities—1.1%
Electric Utilities—0.8%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[3]	1,003,000	1,020,754
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	1,073,000	1,035,193
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	1,135,000	1,076,648
3.75% Sr. Unsec. Nts., 9/1/46	1,069,000	975,316
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	1,392,000	1,358,585
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[3]	1,655,000	1,633,818
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	1,968,000	1,949,751
Enel Finance International NV, 3.625% Sr. Unsec. Nts., 5/25/27[3]	1,283,000	1,235,122
Exelon Corp.:
2.45% Sr. Unsec. Nts., 4/15/21	1,131,000	1,110,753
4.45% Sr. Unsec. Nts., 4/15/46	602,000	612,878
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	577,000	622,869
ITC Holdings Corp.:
3.35% Sr. Unsec. Nts., 11/15/27[3]	54,000	52,149
5.30% Sr. Unsec. Nts., 7/1/43	527,000	601,892
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[3]	193,000	190,829
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	368,000	384,180

46 OPPENHEIMER CAPITAL INCOME FUND

	Principal Amount	Value
Electric Utilities (Continued)
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	$2,055,000	$2,168,883
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	1,953,000	1,975,531
Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	788,000	796,276
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	2,039,000	2,009,201
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[3]	1,321,000	1,332,711
		22,143,339
Multi-Utilities—0.3%
Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	1,228,000	1,228,108
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	2,122,000	2,097,789
4.90% Sr. Unsec. Nts., 8/1/41	807,000	868,880
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	1,897,000	1,861,316
Virginia Electric & Power Co., 2.95% Sr. Unsec. Nts., 1/15/22	1,555,000	1,550,823
		7,606,916
Total Non-Convertible Corporate Bonds and Notes (Cost $653,113,512)		651,372,979
Corporate Loans—3.3%
Axalta Coating Systems US Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.693% [LIBOR4+200], 6/1/24[2]	18,781,737	18,912,833
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.693% [LIBOR4+200], 10/6/23[2]	17,000,000	17,072,845
Hilton Wordwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.621% [LIBOR12+200], 10/25/23[2]	13,605,729	13,699,268
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.83% [LIBOR12+325], 10/25/20[2]	3,250,742	2,768,543
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche F, 4.398%-4.443% [LIBOR4+275], 6/9/23[2]	5,925,000	5,968,578
Tranche G, 4.096%, [LIBOR4+250], 8/22/24[2]	14,962,406	15,046,570
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.84%-3.898% [LIBOR12+275], 12/14/23[2]	8,303,033	8,355,508
Vistra Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.33% [LIBOR12+275], 12/14/23[2,8]	5,278,670	5,312,031
Total Corporate Loans (Cost $87,233,917)		87,136,176

	Exercise	Expiration	Notional Amount	Contracts
	Price	Date	(000’s)	(000’s)
Exchange-Traded Option Purchased—0.0%
S&P 500 Index Call[1] (Cost $5,228,817)	USD 2,950.000	4/20/18	USD 697,726	USD 3	437,070

47 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)		Value
Over-the-Counter Option Purchased—0.0%
CNH Currency Put[1] (Cost $627,987)	GSCO-OT		CNH6.460	2/21/19	CNH 240,000	CNH 167,470		$569,231

		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.2%
Interest Rate Swap maturing 1/28/30 Call[1]	GSCOI	Receive	Three-Month USD BBA LIBOR	2.974%	1/24/20	USD	60,450	2,068,617
Interest Rate Swap Maturing 1/28/31 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.523	1/26/21	JPY	1,744,000	208,638
Interest Rate Swap maturing 11/21/28 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.850	11/19/18	JPY	512,000	3,126
Interest Rate Swap maturing 11/24/30 Call[1]	BAC	Receive	Three- Month USD BBA LIBOR	2.595	11/20/20	USD	3,000	175,174
Interest Rate Swap Maturing 12/16/30 Call[1]	BAC	Receive	Three- Month USD BBA LIBOR	2.619	12/14/20	USD	30,000	1,727,082
Interest Rate Swap maturing 7/25/28 Call[1]	GSCOI	Receive	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	2,000,000	2,729
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $4,574,184)								4,185,366

	Shares
Investment Companies—18.2%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.31%[14,15]	65,155,514	65,155,514
Oppenheimer Master Loan Fund, LLC[14]	15,497,138	264,986,159
Oppenheimer Ultra-Short Duration Fund, Cl. Y14	26,361,561	131,807,803
SPDR Gold Trust Exchange Traded Fund[1,16]	215,700	26,962,500
Total Investment Companies (Cost $491,244,531)		488,911,976
Total Investments, at Value (Cost $2,997,397,751)	111.1%	2,984,745,552
Net Other Assets (Liabilities)	(11.1)	(297,429,650)

Net Assets	100.0%	$2,687,315,902

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

48 OPPENHEIMER CAPITAL INCOME FUND

Footnotes to Consolidated Statement of Investments (continued)

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $239,492,395 or 8.91% of the Fund’s net assets at period end.

4. Restricted security. The aggregate value of restricted securities at period end was $3,609,931, which represents 0.13% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Credit Acceptance Auto Loan Trust, Series 2017-3A, Cl. C, 3.48%, 10/15/26	10/17/17	$1,414,775	$1,386,068	$(28,707)
Lloyds Banking Group plc, 6.657% [US0003M+127] Jr. Sub. Perpetual Bonds	6/20/14- 10/24/14	2,157,261	2,223,863	66,602

		$3,572,036	$3,609,931	$37,895

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $8,601,068 or 0.32% of the Fund’s net assets at period end.

6. Interest rate is less than 0.0005%.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $79,153 or less than 0.005% of the Fund’s net assets at period end.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $2,609,607. See Note 6 of the accompanying Consolidated Notes.

11. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Consolidated Notes.

12. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,344,493. See Note 6 of the accompanying Consolidated Notes.

13. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

14. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

49 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (continued)

	Shares August 31, 2017	Gross Additions		Gross Reductions	Shares February 28, 2018
Oppenheimer Institutional
Government Money Market Fund, Cl. E	65,992,768	459,164,123		460,001,377	65,155,514
Oppenheimer Master Loan Fund, LLC	15,497,138	—		—	15,497,138
Oppenheimer Ultra-Short Duration Fund, Cl. Y	60,077,426	8,626,450		42,342,315	26,361,561

	Value	Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$65,155,514	$268,283		$—	$—
Oppenheimer Master Loan Fund, LLC	264,986,159	7,761,577	[a]	(867,939)[a]	1,991,079	[a]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	131,807,803	1,770,874		(74,419)	(263,232)

Total	$461,949,476	$9,800,734		$(942,358)	$1,727,847

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

15. Rate shown is the 7-day yield at period end.

16. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Forward Currency Exchange Contracts as of February 28, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	03/2018	USD	28,589	CAD	36,760	$—	$67,732
BAC	03/2018	USD	18,957	JPY	2,144,000	—	1,164,005
BAC	03/2018	USD	29,006	THB	943,000	—	1,048,838
BOA	03/2018	THB	943,000	USD	30,162	—	106,225
BOA	03/2018	USD	19,013	AUD	25,195	—	556,132
BOA	11/2018	USD	969	CNH	6,580	—	56,661
CITNA-B	11/2018	USD	36,267	CNH	246,180	—	2,093,623
JPM	03/2018	CAD	2,160	USD	1,757	—	73,132
TDB	03/2018	AUD	25,195	USD	20,138	—	568,674

Total Unrealized Appreciation and Depreciation						$—	$5,735,022

Futures Contracts as of February 28, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)		Value	Unrealized Appreciation/ (Depreciation)
Euro-BONO	Sell	3/8/18	81	EUR	14,380	$14,340,758	$39,581
Euro-BTP	Sell	3/8/18	150	EUR	25,543	25,043,549	499,414
Euro-BUND	Buy	3/8/18	259	EUR	51,511	50,379,850	(1,131,512)
Euro-OAT	Sell	3/8/18	73	EUR	13,998	13,686,740	311,625
United States Treasury Long Bonds	Buy	6/20/18	42	USD	6,012	6,024,375	12,372

50 OPPENHEIMER CAPITAL INCOME FUND

Futures Contracts (Continued)

Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Nts., 10 yr.	Sell	6/20/18	1,724	USD 207,134	$206,960,813	$173,381
United States Treasury Nts., 2 yr.	Sell	6/29/18	1,018	USD 216,415	216,293,188	121,625
United States Treasury Nts., 5 yr.	Sell	6/29/18	56	USD 6,391	6,380,063	11,229
United States Ultra Bonds	Buy	6/20/18	384	USD 59,662	59,856,000	194,498

						$232,213

Centrally Cleared Credit Default Swaps at February 28, 2018
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.HY.28	Buy	5.000%	6/20/22	USD 19,800	$1,350,800	$(1,703,217)	$(352,417)
CDX.HY.29	Buy	5.000	12/20/22	USD 1,500	112,100	(118,555)	(6,455)
CDX.IG.23	Sell	1.000	12/20/19	USD 25,000	(177,124)	375,547	198,423
CDX.IG.25	Sell	1.000	12/20/20	USD 4,800	(50,881)	97,011	46,130
CDX.IG.26	Sell	1.000	6/20/21	USD 6,400	(86,068)	142,736	56,668
CDX.IG.28	Sell	1.000	6/20/22	USD 1,940	(35,158)	42,052	6,894
CDX.IG.29	Sell	1.000	12/20/22	USD 2,700	(58,250)	60,280	2,030
CDX.NA.HY.21	Buy	5.000	12/20/18	USD 14,382	890,885	(410,519)	480,366
CDX.NA.HY.25	Buy	5.000	12/20/20	USD 6,548	343,380	(453,834)	(110,454)
Federation of Malayasia	Buy	1.000	12/20/22	USD 33,400	495,513	(641,092)	(145,579)
Federation of Malayasia	Buy	1.000	12/20/22	USD 50,000	720,077	(959,717)	(239,640)
iTraxx.Main.27	Buy	1.000	6/20/22	EUR 32,500	775,487	(1,038,673)	(263,186)
iTraxx.Main.28	Buy	1.000	12/20/22	EUR 1,900	54,835	(57,057)	(2,222)
Neiman Marcus Group LLC (The)	Buy	5.000	12/20/20	USD 3,095	179,341	449,287	628,628

Total Centrally Cleared Credit Default Swaps					$4,514,937	$(4,215,751)	$299,186

Over-the-Counter Credit Default Swaps at February 28, 2018
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD 1,689	$942,651	$(168,500)	$774,151
CDX.NA.HY.21	GSCOI	Sell	5.000	12/20/18	USD 513	280,576	(51,225)	229,351
CDX.NA.HY.25	GSCOI	Sell	5.000	12/20/20	USD 2,121	1,407,556	(659,462)	748,094

Total Over-the-Counter Credit Default Swaps						$2,630,783	$(879,187)	$1,751,596

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

51 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$4,640,000	$—	BBB to BBB+
Non-Investment Grade Corporate Debt Indexes	40,522,963	20,929,500	B+ to BB

Total	$45,162,963	$20,929,500

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
JPM	JPMorgan Chase Bank NA
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
CNH	Offshore Chinese Renminbi
EUR	Euro
JPY	Japanese Yen
THB	Thailand Baht

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BONO	Spanish Government Bonds
BTP	Italian Treasury Bonds
BUND	German Federal Obligation
CDX.HY.28	Markit CDX High Yield Index
CDX.HY.29	Markit CDX High Yield Index
CDX.IG.23	Markit CDX Investment Grade Index
CDX.IG.25	Markit CDX Investment Grade Index
CDX.IG.26	Markit CDX Investment Grade Index
CDX.IG.28	Markit CDX Investment Grade Index
CDX.IG.29	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange Benchmark Administration-London Interbank Offered Rate
iTraxx.Main.27	Credit Default Swap Trading Index for a Specific Basket of Securities

52 OPPENHEIMER CAPITAL INCOME FUND

Definitions (Continued)
iTraxx.Main.28	Credit Default Swap Trading Index for a Specific Basket of Securities
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR03M	ICE LIBOR USD 3 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
OAT	French Government Bonds
S&P	Standard & Poor’s
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Consolidated Financial Statements.

53 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES February 28, 2018 Unaudited

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $2,531,542,990)	$2,522,796,076
Affiliated companies (cost $465,854,761)	461,949,476

2,984,745,552

Cash	1,554,851

Cash used for collateral on futures	1,143,800

Cash used for collateral on OTC derivatives	1,336,000

Cash used for collateral on centrally cleared swaps	7,185,154

Cash used for collateral on forward roll transactions	1,231,000

Centrally cleared swaps, at value (net premiums paid $228,140)	1,166,913

Receivables and other assets:
Investments sold (including $15,809,514 sold on a when-issued or delayed delivery basis)	18,361,696
Interest, dividends and principal paydowns	11,219,981
Shares of beneficial interest sold	1,032,679
Variation margin receivable	594,043
Other	296,873

Total assets	3,029,868,542

Liabilities
Unrealized depreciation on forward currency exchange contracts	5,735,022

Swaps, at value (premiums received $2,630,783)	879,187

Centrally cleared swaps, at value (premiums received $4,743,077)	5,382,664

Payables and other liabilities:
Investments purchased (including $324,147,916 purchased on a when-issued or delayed delivery basis)	326,322,339
Shares of beneficial interest redeemed	3,024,547
Variation margin payable	510,201
Distribution and service plan fees	377,664
Trustees’ compensation	182,837
Shareholder communications	19,192
Other	118,987

Total liabilities	342,552,640

Net Assets	$2,687,315,902

Composition of Net Assets
Par value of shares of beneficial interest	$265,415

Additional paid-in capital	2,845,282,415

Accumulated net investment income	10,499,986

Accumulated net realized loss on investments and foreign currency transactions	(152,689,260)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(16,042,654)

Net Assets	$2,687,315,902

54 OPPENHEIMER CAPITAL INCOME FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,527,265,239 and 150,073,731 shares of beneficial interest outstanding)	$10.18

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.80

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,054,036 and 206,236 shares of beneficial interest outstanding)	$9.96

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $351,507,738 and 35,736,912 shares of beneficial interest outstanding)	$9.84

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $130,229,742 and 12,801,283 shares of beneficial interest outstanding)	$10.17

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $73,751,497 and 7,354,250 shares of beneficial interest outstanding)	$10.03

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $602,507,650 and 59,243,052 shares of beneficial interest outstanding)	$10.17

See accompanying Notes to Consolidated Financial Statements.

55 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended February 28, 2018 Unaudited

Allocation of Income and Expenses from Master Funds[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$7,617,271
Dividends	144,306
Net expenses	(461,821)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	7,299,756

Investment Income
Interest (net of foreign withholding taxes of $993)	23,422,625

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $158,987)	13,230,273
Affiliated companies	2,039,157

Fee income on when-issued securities	2,732,779

Total investment income	41,424,834

Expenses
Management fees	7,189,570

Distribution and service plan fees:
Class A	1,801,298
Class B	16,327
Class C	1,815,178
Class R	161,641

Transfer and shareholder servicing agent fees:
Class A	1,646,636
Class B	3,533
Class C	385,209
Class I	11,866
Class R	69,101
Class Y	660,244

Shareholder communications:
Class A	25,577
Class B	947
Class C	7,283
Class I	57
Class R	648
Class Y	6,609

Trustees’ compensation	50,756

Borrowing fees	49,125

Custodian fees and expenses	47,268

Other	193,292

Total expenses	14,142,165
Less reduction to custodian expenses	(596)
Less waivers and reimbursements of expenses	(952,954)

Net expenses	13,188,615

Net Investment Income	35,535,975

56 OPPENHEIMER CAPITAL INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies	$7,377,043
Affiliated companies	(74,419)
Option contracts written	864,032
Futures contracts	(2,781,861)
Foreign currency transactions	1,205
Forward currency exchange contracts	(2,996,302)
Swap contracts	(845,362)

Net realized gain (loss) allocated from Oppenheimer Master Loan Fund, LLC	(867,939)

Net realized gain	676,397

Net change in unrealized appreciation/depreciation on:
Investment transactions in:
Unaffiliated companies	11,779,767
Affiliated companies	(263,232)
Translation of assets and liabilities denominated in foreign currencies	(4,526)
Forward currency exchange contracts	(978,526)
Futures contracts	271,477
Option contracts written	(864,032)
Swap contracts	(638,059)

Net change in unrealized appreciation/depreciation allocated from Oppenheimer Master Loan Fund, LLC	1,991,079

Net change in unrealized appreciation/depreciation	11,293,948

Net Increase in Net Assets Resulting from Operations	$47,506,320

1. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

57 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017

Operations
Net investment income	$35,535,975	$68,000,837

Net realized gain	676,397	169,977,459

Net change in unrealized appreciation/depreciation	11,293,948	(88,004,885)

Net increase in net assets resulting from operations	47,506,320	149,973,411

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(22,513,541)	(44,632,911)
Class B	(34,331)	(159,191)
Class C	(4,018,077)	(8,069,787)
Class I	(1,329,165)	(497,594)
Class R	(842,507)	(859,896)
Class Y	(9,846,266)	(15,247,130)

	(38,583,887)	(69,466,509)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(62,177,095)	(189,977,382)
Class B	(2,894,794)	(7,423,467)
Class C	(24,784,259)	(56,832,545)
Class I	110,087,713	4,521,969
Class R	22,369,301	18,387,755
Class Y	(22,054,222)	125,398,162

	20,546,644	(105,925,508)

Net Assets
Total increase (decrease)	29,469,077	(25,418,606)

Beginning of period	2,657,846,825	2,683,265,431

End of period (including accumulated net investment income of $10,499,986 and $13,547,898, respectively)	$2,687,315,902	$2,657,846,825

See accompanying Notes to Consolidated Financial Statements.

58 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$10.14	$9.84	$9.62	$10.03	$9.29	$9.17

Income (loss) from investment operations:
Net investment income[2]	0.14	0.26	0.25	0.25	0.34	0.29
Net realized and unrealized gain (loss)	0.05	0.31	0.25	(0.35)	0.71	0.19

Total from investment operations	0.19	0.57	0.50	(0.10)	1.05	0.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.27)	(0.28)	(0.31)	(0.31)	(0.36)

Net asset value, end of period	$10.18	$10.14	$9.84	$9.62	$10.03	$9.29

Total Return, at Net Asset Value[3]	1.85%	5.84%	5.31%	(1.07)%	11.44%	5.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,527,265	$1,584,024	$1,723,245	$1,735,068	$1,730,245	$1,512,076

Average net assets (in thousands)	$1,566,949	$1,662,753	$1,712,506	$1,764,700	$1,627,867	$1,468,782

Ratios to average net assets:[4,5]
Net investment income	2.69%	2.63%	2.66%	2.54%	3.55%	3.07%
Expenses excluding specific expenses listed below	1.04%	1.05%	1.05%	1.05%	1.04%	0.98%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.04%	1.05%	1.05%	1.05%	1.04%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.97%	0.99%	1.00%	0.99%	0.98%	0.93%

Portfolio turnover rate[8]	28%	92%	54%	79%	93%	84%

59 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2018	1.07%
Year Ended August 31, 2017	1.07%
Year Ended August 31, 2016	1.07%
Year Ended August 31, 2015	1.07%
Year Ended August 29, 2014	1.06%
Year Ended August 30, 2013	1.00%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2018	$2,426,443,760	$2,487,553,482
Year Ended August 31, 2017	$4,620,692,203	$4,544,059,262
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336

See accompanying Notes to Consolidated Financial Statements.

60 OPPENHEIMER CAPITAL INCOME FUND

Class B	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.92	$9.62	$9.41	$9.81	$9.09	$8.98
Income (loss) from investment operations:
Net investment income[2]	0.10	0.19	0.18	0.17	0.26	0.19
Net realized and unrealized gain (loss)	0.04	0.29	0.23	(0.34)	0.68	0.19
Total from investment operations	0.14	0.48	0.41	(0.17)	0.94	0.38
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.18)	(0.20)	(0.23)	(0.22)	(0.27)
Net asset value, end of period	$9.96	$9.92	$9.62	$9.41	$9.81	$9.09

Total Return, at Net Asset Value[3]	1.36%	5.04%	4.45%	(1.79)%	10.48%	4.24%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,054	$4,911	$12,108	$19,917	$29,021	$33,683
Average net assets (in thousands)	$3,306	$7,921	$15,539	$24,439	$30,985	$38,619
Ratios to average net assets:[4,5]
Net investment income	1.95%	1.91%	1.96%	1.79%	2.70%	2.10%
Expenses excluding specific expenses listed below	1.86%	1.83%	1.82%	1.82%	1.94%	2.07%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.86%	1.83%	1.82%	1.82%	1.94%	2.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.77%	1.76%	1.76%	1.83%	1.94%
Portfolio turnover rate[8]	28%	92%	54%	79%	93%	84%

61 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2018	1.89%
Year Ended August 31, 2017	1.85%
Year Ended August 31, 2016	1.84%
Year Ended August 31, 2015	1.84%
Year Ended August 29, 2014	1.96%
Year Ended August 30, 2013	2.09%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2018	$2,426,443,760	$2,487,553,482
Year Ended August 31, 2017	$4,620,692,203	$4,544,059,262
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336

See accompanying Notes to Consolidated Financial Statements.

62 OPPENHEIMER CAPITAL INCOME FUND

Class C	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$9.81	$9.52	$9.32	$9.74	$9.03	$8.93
Income (loss) from investment operations:
Net investment income[2]	0.09	0.18	0.17	0.17	0.26	0.20
Net realized and unrealized gain (loss)	0.05	0.30	0.24	(0.35)	0.69	0.19
Total from investment operations	0.14	0.48	0.41	(0.18)	0.95	0.39
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.19)	(0.21)	(0.24)	(0.24)	(0.29)
Net asset value, end of period	$9.84	$9.81	$9.52	$9.32	$9.74	$9.03

Total Return, at Net Asset Value[3]	1.41%	5.13%	4.47%	(1.89)%	10.66%	4.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$351,508	$375,081	$420,117	$403,758	$296,136	$182,920
Average net assets (in thousands)	$366,318	$400,146	$413,522	$369,218	$230,619	$140,184
Ratios to average net assets:[4,5]
Net investment income	1.93%	1.87%	1.87%	1.75%	2.76%	2.24%
Expenses excluding specific expenses listed below	1.81%	1.81%	1.82%	1.81%	1.82%	1.80%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.81%	1.81%	1.82%	1.81%	1.82%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.74%	1.75%	1.76%	1.75%	1.76%	1.75%
Portfolio turnover rate[8]	28%	92%	54%	79%	93%	84%

63 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2018	1.84%
Year Ended August 31, 2017	1.83%
Year Ended August 31, 2016	1.84%
Year Ended August 31, 2015	1.83%
Year Ended August 29, 2014	1.84%
Year Ended August 30, 2013	1.82%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2018	$2,426,443,760	$2,487,553,482
Year Ended August 31, 2017	$4,620,692,203	$4,544,059,262
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336

See accompanying Notes to Consolidated Financial Statements.

64 OPPENHEIMER CAPITAL INCOME FUND

Class I	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$10.14	$9.84	$9.62	$10.03	$9.60
Income (loss) from investment operations:
Net investment income[3]	0.15	0.30	0.30	0.29	0.26
Net realized and unrealized gain (loss)	0.05	0.31	0.24	(0.35)	0.31
Total from investment operations	0.20	0.61	0.54	(0.06)	0.57
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.31)	(0.32)	(0.35)	(0.14)
Net asset value, end of period	$10.17	$10.14	$9.84	$9.62	$10.03

Total Return, at Net Asset Value[4]	1.97%	6.29%	5.78%	(0.65)%	6.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$130,230	$20,176	$15,142	$12,625	$10,894
Average net assets (in thousands)	$80,410	$16,342	$14,088	$12,629	$7,047
Ratios to average net assets:[5,6]
Net investment income	2.96%	3.04%	3.08%	2.96%	3.87%
Expenses excluding specific expenses listed below	0.63%	0.62%	0.63%	0.62%	0.64%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%
Total expenses[8]	0.63%	0.62%	0.63%	0.62%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.57%	0.56%	0.57%	0.56%	0.58%
Portfolio turnover rate[9]	28%	92%	54%	79%	93%

65 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 27, 2013 (inception of offering) to August 29, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2018	0.66%
Year Ended August 31, 2017	0.64%
Year Ended August 31, 2016	0.65%
Year Ended August 31, 2015	0.64%
Period Ended August 29, 2014	0.66%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2018	$2,426,443,760	$2,487,553,482
Year Ended August 31, 2017	$4,620,692,203	$4,544,059,262
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Period Ended August 29, 2014	$2,958,051,509	$2,894,379,022

See accompanying Notes to Consolidated Financial Statements.

66 OPPENHEIMER CAPITAL INCOME FUND

Class R	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$10.00	$9.71	$9.50	$9.91	$9.18	$9.07
Income (loss) from investment operations:
Net investment income[2]	0.12	0.23	0.23	0.22	0.31	0.25
Net realized and unrealized gain (loss)	0.05	0.30	0.24	(0.35)	0.70	0.19
Total from investment operations	0.17	0.53	0.47	(0.13)	1.01	0.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.24)	(0.26)	(0.28)	(0.28)	(0.33)
Net asset value, end of period	$10.03	$10.00	$9.71	$9.50	$9.91	$9.18

Total Return, at Net Asset Value[3]	1.67%	5.57%	5.02%	(1.32)%	11.15%	4.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,751	$51,324	$31,806	$27,151	$23,798	$20,075
Average net assets (in thousands)	$66,227	$37,273	$28,769	$25,957	$22,251	$20,943
Ratios to average net assets:[4,5]
Net investment income	2.39%	2.33%	2.39%	2.28%	3.27%	2.73%
Expenses excluding specific expenses listed below	1.30%	1.30%	1.31%	1.30%	1.32%	1.33%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.30%	1.30%	1.31%	1.30%	1.32%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	1.24%	1.25%	1.24%	1.26%	1.28%
Portfolio turnover rate[8]	28%	92%	54%	79%	93%	84%

67 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2018	1.33%
Year Ended August 31, 2017	1.32%
Year Ended August 31, 2016	1.33%
Year Ended August 31, 2015	1.32%
Year Ended August 29, 2014	1.34%
Year Ended August 30, 2013	1.35%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2018	$2,426,443,760	$2,487,553,482
Year Ended August 31, 2017	$4,620,692,203	$4,544,059,262
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336

See accompanying Notes to Consolidated Financial Statements.

68 OPPENHEIMER CAPITAL INCOME FUND

Class Y	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$10.14	$9.84	$9.62	$10.03	$9.29	$9.18
Income (loss) from investment operations:
Net investment income[2]	0.15	0.28	0.27	0.27	0.37	0.30
Net realized and unrealized gain (loss)	0.04	0.31	0.25	(0.35)	0.70	0.19
Total from investment operations	0.19	0.59	0.52	(0.08)	1.07	0.49
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.29)	(0.30)	(0.33)	(0.33)	(0.38)
Net asset value, end of period	$10.17	$10.14	$9.84	$9.62	$10.03	$9.29

Total Return, at Net Asset Value[3]	1.87%	6.21%	5.47%	(0.82)%	11.74%	5.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$602,508	$622,331	$480,847	$447,319	$280,000	$105,635
Average net assets (in thousands)	$628,201	$534,372	$453,299	$401,249	$162,609	$63,500
Ratios to average net assets:[4,5]
Net investment income	2.92%	2.85%	2.86%	2.74%	3.77%	3.27%
Expenses excluding specific expenses listed below	0.81%	0.81%	0.82%	0.82%	0.81%	0.72%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	0.81%	0.81%	0.82%	0.82%	0.81%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%	0.75%	0.76%	0.76%	0.75%	0.67%
Portfolio turnover rate[8]	28%	92%	54%	79%	93%	84%

69 OPPENHEIMER CAPITAL INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from Oppenheimer Master Loan Fund, LLC.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2018	0.84%
Year Ended August 31, 2017	0.83%
Year Ended August 31, 2016	0.84%
Year Ended August 31, 2015	0.84%
Year Ended August 29, 2014	0.83%
Year Ended August 30, 2013	0.74%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2018	$2,426,443,760	$2,487,553,482
Year Ended August 31, 2017	$4,620,692,203	$4,544,059,262
Year Ended August 31, 2016	$4,212,529,231	$4,192,313,269
Year Ended August 31, 2015	$4,664,260,054	$4,590,883,479
Year Ended August 29, 2014	$2,958,051,509	$2,894,379,022
Year Ended August 30, 2013	$3,481,764,612	$3,521,818,336

See accompanying Notes to Consolidated Financial Statements.

70 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS February 28, 2018 Unaudited

1. Organization

Oppenheimer Capital Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Capital Income Fund Cayman Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

71 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 10,436 shares with net assets of $26,956,710 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$26,962,500
Net assets	$26,956,710
Net income (loss)	$(111,081)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$(114,992)

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

72 OPPENHEIMER CAPITAL INCOME FUND

2. Significant Accounting Policies (Continued)

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. Prior to July 17, 2017, the Fund pays interest to its custodian on such cash overdrafts, to the extent they were not offset by positive cash balances maintained by the Fund, when applicable, at a rate equal to the negative rolling average balance at an average Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code

73 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended August 31, 2017, the Fund utilized $148,718,360 of capital loss carryforwards to offset capital gains realized in that fiscal year. The Fund had straddle losses of $3,999 which were deferred. Details of the fiscal year ended August 31, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2018	$ 158,283,472

At period end, it is estimated that the capital loss carryforwards would be $157,611,074 expiring by 2018. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $676,397 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year

74 OPPENHEIMER CAPITAL INCOME FUND

2. Significant Accounting Policies (Continued)

from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,998,314,907
Federal tax cost of other investments	(373,822,819)

Total federal tax cost	$2,624,492,088

Gross unrealized appreciation	$100,393,913
Gross unrealized depreciation	(117,353,723)

Net unrealized depreciation	$(16,959,810)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the

75 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to,

76 OPPENHEIMER CAPITAL INCOME FUND

3. Securities Valuation (Continued)

the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

77 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$20,456,456	$—	$—	$20,456,456
Consumer Staples	59,860,231	—	—	59,860,231
Energy	87,033,972	—	—	87,033,972
Financials	175,143,377	—	—	175,143,377
Health Care	137,455,115	11,430,197	—	148,885,312
Industrials	170,460,035	—	—	170,460,035
Information Technology	141,564,773	—	—	141,564,773
Materials	52,571,900	—	—	52,571,900
Telecommunication Services	62,256,885	—	—	62,256,885
Utilities	41,183,895	—	—	41,183,895
Preferred Stocks	30,851,590	6,396,385	—	37,247,975
Asset-Backed Securities	—	232,200,495	—	232,200,495
Mortgage-Backed Obligations	—	518,772,573	—	518,772,573
U.S. Government Obligation	—	4,494,875	—	4,494,875
Non-Convertible Corporate Bonds and Notes	—	651,372,979	—	651,372,979
Corporate Loans	—	87,136,176	—	87,136,176
Exchange-Traded Option Purchased	437,070	—	—	437,070
Over-the-Counter Option Purchased	—	569,231	—	569,231
Over-the-Counter Interest Rate
Swaptions Purchased	—	4,185,366	—	4,185,366
Investment Companies	223,925,817	264,986,159	—	488,911,976

Total Investments, at Value	1,203,201,116	1,781,544,436	—	2,984,745,552
Other Financial Instruments:
Centrally cleared swaps, at value	—	1,166,913	—	1,166,913
Futures contracts	1,363,725	—	—	1,363,725

Total Assets	$1,204,564,841	$1,782,711,349	$—	$2,987,276,190

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(879,187)	$—	$(879,187)
Centrally cleared swaps, at value	—	(5,382,664)	—	(5,382,664)
Futures contracts	(1,131,512)	—	—	(1,131,512)
Forward currency exchange contracts	—	(5,735,022)	—	(5,735,022)

Total Liabilities	$(1,131,512)	$(11,996,873)	$—	$(13,128,385)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

78 OPPENHEIMER CAPITAL INCOME FUND

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund,

LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 18.5% of the Master Fund at period end.

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FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$324,147,916
Sold securities	15,809,514

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at

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4. Investments and Risks (Continued)

a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $1,518,751 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

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FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due

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6. Use of Derivatives (Continued)

to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $11,421,245 and $123,633,358, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

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FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $191,153,580 and $220,985,029 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on

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6. Use of Derivatives (Continued)

currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $2,827,856 and $510,853 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of

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6. Use of Derivatives (Continued)

Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $132,724,036 and $44,087,009 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $2,297,566 on purchased swaptions.

At period end, the Fund had no written swaption contracts outstanding.

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FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $2,229,589.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses

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6. Use of Derivatives (Continued)

are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Barclays Bank plc	$1,902,256	$(1,902,256)	$—	$—	$—
Goldman Sachs Bank USA	569,231	—	—	(569,231)	—
Goldman Sachs International	2,283,110	(710,687)	(179,589)	(1,330,000)	62,834

	$4,754,597	$(2,612,943)	$(179,589)	$(1,899,231)	$62,834

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated
		Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(719,018)	$—	$455,441	$263,577	$—
Barclays Bank plc	(2,280,575)	1,902,256	378,319	—	—
Citibank NA	(2,262,123)	—	1,757,268	504,855	—
Goldman Sachs International	(710,687)	710,687	—	—	—
JPMorgan Chase Bank NA	(73,132)	—	—	—	(73,132)
Toronto dominion Bank	(568,674)	—	—	—	(568,674)

	$(6,614,209)	$2,612,943	$2,591,028	$768,432	$(641,806)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

90 OPPENHEIMER CAPITAL INCOME FUND

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts			Swaps, at value	$879,187
Credit contracts	Centrally cleared swaps, at value	$1,166,913	Centrally cleared swaps, at value	5,382,664
Interest rate contracts	Variation margin receivable	594,043*	Variation margin payable	510,201*
			Unrealized depreciation on
Forward currency			forward currency exchange
exchange contracts			contracts	5,735,022
Equity contracts	Investments, at value	437,070**
Forward currency exchange contracts	Investments, at value	569,231**
Interest rate contracts	Investments, at value	4,185,366**

Total		$6,952,623		$12,507,074

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts

Credit contracts	$—	$—	$—
Equity contracts	19,888,195	—	—
Forward currency exchange contracts	(3,720,210)	864,032	—
Interest rate contracts	(1,942,413)	—	(2,781,861)

Total	$14,225,572	$864,032	$(2,781,861)

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total

Credit contracts	$—	$(845,362)	$(845,362)
Equity contracts	—	—	19,888,195
Forward currency exchange contracts	(2,996,302)	—	(5,852,480)
Interest rate contracts	—	—	(4,724,274)

Total	$(2,996,302)	$(845,362)	$8,466,079

* Includes purchased option contracts and purchased swaption contracts, if any.

91 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts

Credit contracts	$—	$—	$—
Equity contracts	(4,476,204)	—	—
Forward currency exchange contracts	2,191,285	(864,032)	—
Interest rate contracts	3,138,839	—	271,477

Total	$853,920	$(864,032)	$271,477

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total

Credit contracts	$—	$(638,059)	$(638,059)
Equity contracts	—	—	(4,476,204)
Forward currency exchange contracts	(978,526)	—	348,727
Interest rate contracts	—	—	3,410,316

Total	$(978,526)	$(638,059)	$(1,355,220)

* Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	Shares	Amount	Shares	Amount

Class A
Sold	6,184,925	$63,285,431	13,503,190	$134,303,665
Dividends and/or distributions reinvested	2,111,649	21,512,732	4,254,741	42,179,895
Redeemed	(14,371,400)	(146,975,258)	(36,742,628)	(366,460,942)

Net decrease	(6,074,826)	$(62,177,095)	(18,984,697)	$(189,977,382)

Class B
Sold	3,945	$39,504	40,700	$395,847
Dividends and/or distributions reinvested	3,402	33,905	16,200	156,856
Redeemed	(296,196)	(2,968,203)	(820,551)	(7,976,170)

Net decrease	(288,849)	$(2,894,794)	(763,651)	$(7,423,467)

92 OPPENHEIMER CAPITAL INCOME FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	Shares	Amount	Shares	Amount
Class C
Sold	1,834,826	$18,167,284	5,462,749	$52,579,149
Dividends and/or distributions reinvested	374,847	3,697,263	741,809	7,121,396
Redeemed	(4,714,946)	(46,648,806)	(12,080,759)	(116,533,090)

Net decrease	(2,505,273)	$(24,784,259)	(5,876,201)	$(56,832,545)

Class I
Sold	15,948,753	$162,620,483	803,929	$8,050,947
Dividends and/or distributions reinvested	130,242	1,328,483	50,101	496,570
Redeemed	(5,267,613)	(53,861,253)	(403,679)	(4,025,548)

Net increase	10,811,382	$110,087,713	450,351	$4,521,969

Class R
Sold	2,873,062	$28,947,093	2,763,935	$27,328,592
Dividends and/or distributions reinvested	82,480	828,843	84,256	825,249
Redeemed	(733,165)	(7,406,635)	(992,909)	(9,766,086)

Net increase	2,222,377	$22,369,301	1,855,282	$18,387,755

Class Y
Sold	8,318,955	$84,968,166	28,295,834	$282,621,289
Dividends and/or distributions reinvested	804,518	8,183,368	1,253,476	12,435,046
Redeemed	(11,262,413)	(115,205,756)	(17,057,606)	(169,658,173)

Net increase (decrease)	(2,138,940)	$(22,054,222)	12,491,704	$125,398,162

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$754,634,669	$744,675,877

U.S. government and government agency obligations	—	783,560

To Be Announced (TBA) mortgage-related securities	2,426,443,760	2,487,553,482

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

93 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $100 million	0.75%
Next $100 million	0.70
Next $100 million	0.65
Next $100 million	0.60
Next $100 million	0.55
Next $4.5 billion	0.50
Over $5 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.53% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment,

94 OPPENHEIMER CAPITAL INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

95 OPPENHEIMER CAPITAL INCOME FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

February 28, 2018	$147,334	$8,511	$599	$9,215	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $95,988. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$78,774
Class B	190
Class C	18,517
Class R	3,116
Class Y	31,679

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $724,690 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

96 OPPENHEIMER CAPITAL INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

97 OPPENHEIMER CAPITAL INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Capital Income Fund	12/12/17	61.0%	0.0%	39.0%

98 OPPENHEIMER CAPITAL INCOME FUND

OPPENHEIMER CAPITAL INCOME FUND

Trustees and Officers

Robert J. Malone, Chairman of the Board of Trustees and Trustee

Andrew J. Donohue, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer

Michelle Borré, Vice President

Krishna Memani, Vice President

Cynthia Lo Bessette, Secretary and Chief Legal Officer

Jennifer Foxson, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

99 OPPENHEIMER CAPITAL INCOME FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

100 OPPENHEIMER CAPITAL INCOME FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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102 OPPENHEIMER CAPITAL INCOME FUND

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103 OPPENHEIMER CAPITAL INCOME FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0300.001.0218 April 24, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/20/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/20/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/20/2018